Exhibit 99.1

SIMON PROPERTY GROUP

Overview

The Company

Simon Property Group, Inc. (the “Company” or “Simon Property”) (NYSE:SPG) is a self-administered and self-managed real estate investment trust (“REIT”). Simon Property Group, L.P. (the “Operating Partnership”) is a subsidiary partnership of the Company. The Company and the Operating Partnership (collectively, “Simon Group”) are engaged primarily in the ownership, development and management of retail real estate properties, primarily regional malls, Premium Outlet® centers and community/lifestyle centers.

At September 30, 2005, the Company owned or had an interest in 295 properties in the United States containing an aggregate of 201 million square feet of gross leasable area (GLA) in 40 states plus Puerto Rico. The Company also holds interests in 51 European shopping centers in France, Italy and Poland; 5 Premium Outlet centers in Japan; and one Premium Outlet center in Mexico.

This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of September 30, 2005, for the Company and the Operating Partnership.

Certain statements contained in this Supplemental Package may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements involve risks and uncertainties, which may affect the business and prospects of the Company and the Operating Partnership. We direct you to the description of risks and uncertainties contained in the earnings release which accompanies this supplemental package as well as in the Company’s various filings with the Securities and Exchange Commission including Form 10-K and Form 10-Q.

We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to:  Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone:  (317) 685-7330; e-mail: sdoran@simon.com

Reporting Calendar

Results for the next three quarters will be announced according to the following approximate schedule:

Fourth Quarter 2005	Early February 2006
First Quarter 2006	Late April 2006
Second Quarter 2006	Late July 2006

Stock Information

Simon Property common stock and four issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.75% Series F Cumulative Preferred	SPGPrF
7.89% Series G Cumulative Preferred	SPGPrG
6% Series I Convertible Perpetual Preferred	SPGPrI
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor’s
Corporate	BBB+	(Stable)
Senior Unsecured	BBB+	(Stable)(1)
Preferred Stock	BBB	(Stable)
Moody’s
Senior Unsecured	Baa1	(Stable Outlook)(2)
Preferred Stock	Baa2	(Stable Outlook)(2)

(1)          On December 29, 2004, Standard & Poor’s upgraded its rating on Simon Group’s senior unsecured debt from BBB to BBB+.

(2)          On September 28, 2005, Moody’s upgraded its rating on Simon Group’s senior unsecured debt from Baa2 to Baa1 with a Stable Outlook and upgraded its rating on Simon Group’s preferred stock from Baa3 to Baa2 with a Stable Outlook.

Simon Property Group Ownership Structure(1)
September 30, 2005

(1)   Schedule excludes preferred stock (see “Preferred Stock/Units Outstanding”) and units not convertible into common stock.

(2)   Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(3)   Holders of Class B common stock are entitled to elect 4 of the 13 members of the Board of Directors and also have voting rights with common stock.

(4)   Consists of NID Corporation, directly or indirectly, members of the DeBartolo family, including Edward J. DeBartolo, Jr. and M. Denise DeBartolo York,  or trusts established for the benefit of members of the DeBartolo family or entities in which the foregoing persons hold interests.

(5)   Holders of Class C common stock are entitled to elect 2 of the 13 members of the Board of Directors and also have voting rights with common stock.

(6)   Other executives includes directors and executive officers of Simon Property, other than Simon and DeBartolo family members.

SIMON PROPERTY GROUP
Changes in Common Shares and Unit Ownership
For the Period from December 31, 2004 through September 30, 2005

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2004	60,943,415	220,306,495
Activity During the First Six Months of 2005:
Purchase of Simon Property Common Stock in open market	—	(2,000,000)
Issuance of Stock for Stock Option Exercises	—	168,539
Conversion of Units into Common Stock	(1,643,448)	1,643,448
Conversion of Units into Cash	(41,126)	—
Conversion of Preferred Units into Common Stock	—	76,289
Conversion of Preferred Units into Units	3,736	—
Shares Retired	—	(18,000)
Reversal of Unit Issuance for Debt Refinancing	(68,123)	—
Restricted Stock Awards (Stock Incentive Program), Net	—	409,850
Number Outstanding at June 30, 2005	59,194,454	220,586,621
Activity During the Third Quarter of 2005:
Purchase of Simon Property Common Stock in open market	—	(815,400)
Issuance of Stock for Stock Option Exercises	—	14,625
Conversion of Units into Common Stock	(42,038)	42,038
Conversion of Units into Cash	(42,114)	—
Restricted Stock Awards (Stock Incentive Program), Net	—	(2,685)
Number Outstanding at September 30, 2005	59,110,302	219,825,199
Details for Diluted Common Shares Outstanding (5):
Company Common Shares Outstanding at September 30, 2005		219,825,199
Number of Common Shares Issuable Assuming Conversion of:
Series I 6% Convertible Perpetual Preferred Stock(3)		10,803,935
Series C 7% Cumulative Convertible Preferred Units(3)		1,067,606
Series I 6% Convertible Perpetual Preferred Units(3)		3,302,203
Net Number of Common Shares Issuable Assuming Exercise of Stock Options (4)		932,289
Diluted Common Shares Outstanding at September 30, 2005		235,931,232

(1)    Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)    Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 60).

(3)    Conversion terms provided on page 60 of this document.

(4)    Based upon the weighted average stock price for the quarter ended September 30, 2005.

(5)    For FFO purposes.

SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of September 30, 2005
Unaudited
(In thousands, except as noted)

	As of or for the		As of or for the
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$786,769	$613,326	$ 2,290,374	$1,777,187
Net Income Available to Common Shareholders	$74,358	$74,141	$286,236	$193,203
Basic Earnings per Common Share	$0.34	$0.36	$1.30	$0.94
Diluted Earnings per Common Share	$0.34	$0.36	$1.30	$0.94
FFO of the Simon Portfolio	$337,673	$276,399	$992,411	$796,656
Diluted FFO of the Simon Portfolio	$351,876	$277,673	$1,035,035	$800,479
Basic FFO per Share	$1.21	$1.05	$3.54	$3.03
Diluted FFO per Share	$1.19	$1.04	$3.49	$3.01
Distributions per Share	$0.70	$0.65	$2.10	$1.95

	September 30,	December 31,
	2005	2004
Shareholders’ Equity Information
Limited Partner Units Outstanding at End of Period	59,111	60,943
Common Shares Outstanding at End of Period	219,825	220,307
Total Common Shares and Units Outstanding at End of Period	278,936	281,250
Weighted Average Limited Partnership Units Outstanding	59,704	59,086
Weighted Average Common Shares Outstanding—Basic(1)	220,391	207,990
Weighted Average Common Shares Outstanding—Diluted(1)	236,496	213,745
Debt Information
Consolidated Debt	$14,330,200	$14,586,393
Simon Group’s Share of Joint Venture Debt	$2,905,061	$2,750,327
Market Capitalization
Common Stock Price at End of Period	$74.12	$64.67
Equity Market Capitalization(2)	$22,366,429	$19,829,361
Total Capitalization—Including Simon Group’s Share of JV Debt	$39,601,690	$37,166,081

	As of or for the
	Nine Months Ended
	September 30,
	2005	2004
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$10,828	$9,865
Joint Venture Properties	$2,374	$2,614
Simon Group’s Share of Joint Venture Properties	$1,049	$1,291

(1)   For purposes of computing FFO per share.

(2)   Market value of Common Stock, Units and all issues of Preferred Stock of the Company.

On the next three pages, we present balance sheet and income statement data on a pro rata basis reflecting the Company’s proportionate economic ownership of each asset in the Simon Group portfolio.

Basis of Presentation:  The consolidated amounts shown are prepared on a consistent basis with the consolidated financial statements prepared by the Company. The Company’s Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Three Months Ended September 30, 2005

			The Company’s	The Company’s	Total
		Minority	Consolidated	Share of	Company’s
	Consolidated	Interest	Share	Joint Ventures	Share
REVENUE:
Minimum rent	$478,631	$(8,143)	$470,488	$113,278	$583,766
Overage rent	18,506	(100)	18,406	6,719	25,125
Tenant reimbursements	226,972	(4,994)	221,978	54,678	276,656
Management fees and other revenues	19,746	—	19,746	—	19,746
Other income	42,914	(406)	42,508	16,616	59,124
Total revenue	786,769	(13,643)	773,126	191,291	964,417
EXPENSES:
Property operating	116,994	(3,004)	113,990	40,927	154,917
Depreciation and amortization	204,106	(2,119)	201,987	50,687	252,674
Real estate taxes	74,776	(1,289)	73,487	13,437	86,924
Repairs and maintenance	22,877	(510)	22,367	7,275	29,642
Advertising and promotion	21,003	(301)	20,702	3,359	24,061
Provision for credit losses	2,868	(187)	2,681	1,265	3,946
Home and regional office costs	27,068	—	27,068	—	27,068
General & administrative	4,993	—	4,993	—	4,993
Other	12,486	(479)	12,007	12,632	24,639
Total operating expenses	487,171	(7,889)	479,282	129,582	608,864
OPERATING INCOME	299,598	(5,754)	293,844	61,709	355,553
Interest expense	202,530	(2,580)	199,950	43,047	242,997
Income before minority interest	97,068	(3,174)	93,894	18,662	112,556
Minority interest	(3,174)	3,174	—	—	—
(Loss) gain on sales of assets and other, net	(55)	—	(55)	—	(55)
Income tax expense of taxable REIT subsidiaries	(3,796)	—	(3,796)	—	(3,796)
Income before unconsolidated entities	90,043	—	90,043	18,662	108,705
Income from other unconsolidated entities	18,662	—	18,662	(18,662)	—
Income from continuing operations	108,705	—	108,705	—	108,705
Results of operations from discontinued operations	5,315	—	5,315	—	5,315
Gain on disposal or sale of discontinued operations	5,605	—	5,605	—	5,605
Income before allocation to limited partners	119,625	—	119,625	—	119,625
LESS:
Limited partners’ interest in the Operating Partnership	19,860	—	19,860	—	19,860
Preferred distributions of the Operating Partnership	6,882	—	6,882	—	6,882
NET INCOME	92,883	—	92,883	—	92,883
Preferred dividends	(18,525)	—	(18,525)	—	(18,525)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$74,358	$—	$74,358	$—	$74,358
RECONCILIATION TO FFO:
Net Income			$92,883	$—	$92,883
Less: Joint Venture Net Income			(18,662)	18,662	—
Net Income			74,221	18,662	92,883
Plus:
Limited partners’ interest in the Operating Partnership and preferred distributions of the Operating Partnership			26,742	—	26,742
Depreciation and amortization from consolidated properties and discontinued operations			202,021	—	202,021
Our share of depreciation and amortization from unconsolidated entities			—	49,136	49,136
Less:
Loss on sale of real estate and discontinued operations			(5,550)	—	(5,550)
Minority interest portion of depreciation and amortization			(2,152)	—	(2,152)
Preferred distributions and dividends			(25,407)	—	(25,407)
Our FFO			$269,875	$67,798	$337,673
% of Total FFO:			79.92%	20.08%	100.00%

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Nine Months Ended September 30, 2005

		Minority	The Company’s Consolidated	The Company’s Share of	Total Company’s
	Consolidated	Interest	Share	Joint Ventures	Share
REVENUE:
Minimum rent	$ 1,415,183	$ (24,430)	$ 1,390,753	$ 335,736	$ 1,726,489
Overage rent	46,237	(344)	45,893	19,517	65,410
Tenant reimbursements	652,345	(14,619)	637,726	160,422	798,148
Management fees and other revenues	56,931	—	56,931	—	56,931
Other income	119,678	(1,041)	118,637	42,316	160,953
Total revenue	2,290,374	(40,434)	2,249,940	557,991	2,807,931
EXPENSES:
Property operating	319,510	(8,436)	311,074	112,844	423,918
Depreciation and amortization	621,990	(7,002)	614,988	156,195	771,183
Real estate taxes	218,615	(3,937)	214,678	39,966	254,644
Repairs and maintenance	76,101	(1,946)	74,155	22,509	96,664
Advertising and promotion	57,861	(924)	56,937	10,111	67,048
Provision for credit losses	3,697	(247)	3,450	3,206	6,656
Home and regional office costs	85,060	—	85,060	—	85,060
General & administrative	13,243	—	13,243	—	13,243
Other	34,439	(1,496)	32,943	37,264	70,207
Total operating expenses	1,430,516	(23,988)	1,406,528	382,095	1,788,623
OPERATING INCOME	859,858	(16,446)	843,412	175,896	1,019,308
Interest expense	598,238	(7,712)	590,526	124,851	715,377
Income before minority interest	261,620	(8,734)	252,886	51,045	303,931
Minority interest	(8,734)	8,734	—	—	—
Gain (loss) on sales of assets and other, net	12,552	—	12,552	—	12,552
Income tax expense of taxable REIT subsidiaries	(11,216)	—	(11,216)	—	(11,216)
Income before unconsolidated entities	254,222	—	254,222	51,045	305,267
Income from other unconsolidated entities	51,045	—	51,045	(51,045)	—
Income from continuing operations	305,267	—	305,267	—	305,267
Results of operations from discontinued operations	9,610	—	9,610	—	9,610
Gain on disposal or sale of discontinued operations	125,385	—	125,385	—	125,385
Income before allocation to limited partners	440,262	—	440,262	—	440,262
LESS:
Limited partners’ interest in the Operating Partnership	77,541	—	77,541	—	77,541
Preferred distributions of the Operating Partnership	21,156	—	21,156	—	21,156
NET INCOME	341,565	—	341,565	—	341,565
Preferred dividends	(55,329)	—	(55,329)	—	(55,329)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$ 286,236	$ —	$ 286,236	$ —	$ 286,236

RECONCILIATION TO FFO:
Net Income			$ 341,565	$ —	$ 341,565
Less: Joint Venture Net Income			(51,045)	51,045	—
Net Income			290,520	51,045	341,565
Plus:
Limited partners’ interest in the Operating Partnership and preferred distributions of the Operating Partnership			98,697	—	98,697
Depreciation and amortization from consolidated properties and discontinued operations			619,597	—	619,597
Our share of depreciation and amortization from unconsolidated entities			—	152,434	152,434
Tax provision related to sale			—	1,533	1,533
Less:
Loss on sale of real estate and discontinued operations			(137,937)	—	(137,937)
Minority interest portion of depreciation and amortization			(6,993)	—	(6,993)
Preferred distributions and dividends			(76,485)	—	(76,485)
Our FFO			$ 787,399	$ 205,012	$ 992,411
% of Total FFO:			79.34%	20.66%	100.00%

SIMON PROPERTY GROUP
Unaudited Pro-Rata Balance Sheet
As of September 30, 2005

			The Company’s	The Company’s	Total
		Minority	Consolidated	Share of	Company’s
	Consolidated	Interest	Share	Joint Ventures	Share
ASSETS:
Investment properties, at cost	$21,600,472	$(210,055)	$21,390,417	$4,976,953	$26,367,370
Less—accumulated depreciation	3,638,179	(59,956)	3,578,223	720,919	4,299,142
	17,962,293	(150,099)	17,812,194	4,256,034	22,068,228
Cash and cash equivalents	422,791	(9,519)	413,272	128,882	542,154
Tenant receivables and accrued revenue, net	306,897	(4,127)	302,770	75,060	377,830
Investment in unconsolidated entities, at equity	1,598,391	—	1,598,391	(1,598,391)	—
Deferred costs and other assets	1,049,512	(65,284)	984,228	145,281	1,129,509
Total assets	$21,339,884	$(229,029)	$21,110,855	$3,006,866	$24,117,721
LIABILITIES:
Mortgages and other indebtedness	$14,330,200	$(194,063)	$14,136,137	$2,905,061	$17,041,198
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,098,773	(9,146)	1,089,627	169,726	1,259,353
Cash distributions and losses in partnerships and joint ventures, at equity	116,213	—	116,213	(116,213)	—
Other liabilities, minority interest and accrued dividends	178,367	(25,820)	152,547	48,292	200,839
Total liabilities	15,723,553	(229,029)	15,494,524	3,006,866	18,501,390
LIMITED PARTNERS’ INTEREST IN THE OPERATING PARTNERSHIP	883,728	—	883,728	—	883,728
LIMITED PARTNERS’ PREFERRED INTEREST IN THE OPERATING PARTNERSHIP	403,744	—	403,744	—	403,744
STOCKHOLDERS’ EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 25,595,077 and 25,434,967 issued and outstanding, respectively, with liquidation values of $1,079,754 and $1,071,748, respectively	1,078,147	—	1,078,147	—	1,078,147
Common stock, $.0001 par value, 400,000,000 shares authorized, 224,628,854 and 222,710,350 issued and outstanding, respectively	23	—	23	—	23
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—	—
Capital in excess of par value	5,025,282	—	5,025,282	—	5,025,282
Accumulated deficit	(1,512,944)	—	(1,512,944)	—	(1,512,944)
Accumulated other comprehensive income	4,217	—	4,217	—	4,217
Unamortized restricted stock award	(35,780)	—	(35,780)	—	(35,780)
Common stock held in treasury at cost, 4,815,655 and 2,415,855 shares, respectively	(230,086)	—	(230,086)	—	(230,086)
Total stockholders’ equity	4,328,859	—	4,328,859	—	4,328,859
	$21,339,884	$(229,029)	$21,110,855	$3,006,866	$24,117,721

SIMON PROPERTY GROUP
Reconciliation of NOI to Net Income
As of September 30, 2005
(in thousands, except as noted)

Industry practice is to evaluate real estate properties on an unleveraged basis. NOI is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). We consider NOI to be a key measure of our operating performance that is not specifically defined by GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio.

However, you should understand that NOI:

•        does not represent cash flow from operations as defined by GAAP,

•        should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

•        is not an alternative to cash flows as a measure of liquidity, and

•        is not indicative of cash flows from operating, investing and financing activities.

The Reconciliation of NOI to Net Income provides “Total NOI of the Simon Group Portfolio” and reconciles the amounts to net income, which we believe is the most directly comparable GAAP financial measure. The Computation of Comparable Property NOI Growth provides the increase in the comparable regional mall NOI for the quarter and nine months ended September 30, 2005.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2005	2004	2005	2004
Reconciliation of NOI of consolidated Properties:
Net Income	$92,883	$81,975	$341,565	$216,707
Add: Preferred distributions of the Operating Partnership	6,882	4,905	21,156	14,710
Limited partners’ interest in the Operating Partnership	19,860	20,792	77,541	55,568
Discontinued operations—Results of operations and loss on disposal or sale, net	(10,920)	(1,933)	(134,995)	(6,339)
Income tax expense of taxable REIT subsidiaries	3,796	2,196	11,216	10,838
Minority interest	3,174	2,209	8,734	6,890
Interest Expense	202,530	160,508	598,238	469,243
Income from unconsolidated entities	(18,662)	(23,901)	(51,045)	(60,809)
(Gain) Loss on sales of assets and other, net	55	(1,121)	(12,552)	760
Operating Income	299,598	245,630	859,858	707,568
Depreciation and amortization expense	204,106	143,428	621,990	420,953
NOI of consolidated Properties	$503,704	$389,058	$1,481,848	$1,128,521
Reconciliation of NOI of unconsolidated entities:
Net Income	$74,433	$78,206	$323,241	$213,208
Add: Minority interest	—	—	—	—
Interest Expense	104,633	92,123	301,598	277,740
Discontinued operations—Results of operations and loss on disposal or sale, net	28	(14,411)	(99,335)	(36,009)
Income from unconsolidated entities	—	1,534	1,892	3,835
Operating Income	179,094	157,452	527,396	458,774
Depreciation and amortization expense	82,299	68,461	243,175	203,116
NOI of unconsolidated entities	$261,393	$225,913	$770,571	$661,890
Total consolidated and unconsolidated NOI from continuing operations	$765,097	$614,971	$2,252,419	$1,790,411
Adjustments to NOI:
NOI of discontinued consolidated and unconsolidated Properties	4,886	28,573	16,443	105,392
Total NOI of the Simon Group Portfolio	$769,983	$643,544	$2,268,862	$1,895,803
Increase in NOI from prior period	19.6%	9.6%	19.7%	9.3%
Less: Joint venture partner’s share of NOI	156,842	151,317	462,970	464,252
Simon Group’s Share of NOI	$613,141	$492,227	$1,805,892	$1,431,551
Increase in Simon Group’s Share of NOI from prior period	24.6%	10.6%	26.1%	7.3%
NOI of Regional Malls that are Comparable Properties(1)	$590,387	$567,650	$1,734,299	$1,669,553
Increase in NOI of Regional Malls that are Comparable Properties(1)	4.0%		3.9%

(1)             Properties that were owned in both of the periods under comparison are referred to as comparable properties.

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of September 30, 2005
(In thousands)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2005	2004	2005	2004
Consolidated Properties
Other Income
Interest Income	$4,844	$2,976	$13,849	$8,011
Lease Settlement Income	922	2,957	8,052	10,515
Gains on Land Sales and Income from the Sale of Net Leases	428	7,321	16,256	22,195
Simon Brand Ventures/Simon Business Network Revenues(1)	25,121	18,235	58,043	44,600
Other	11,599	2,095	23,478	9,400
Totals	$42,914	$33,584	$119,678	$94,721
Other Expense
Ground Rent	$6,820	$4,936	$19,296	$14,136
Professional Fees	3,342	416	8,349	3,067
Simon Brand Ventures/Simon Business Network Expenses	703	701	2,025	2,053
Other	1,621	1,145	4,769	4,425
Totals	$12,486	$7,198	$34,439	$23,681

(1)   Additional Simon Brand Ventures and Simon Business Network revenues are recorded in minimum rent.

SIMON PROPERTY GROUP
NOI Composition
For the Nine Months Ended September 30, 2005

U.S. Portfolio NOI by Geographic
Diversification(1)

NOI by Asset Type(2)

(1)	U.S. regions:
	Northeast—PA, NY, VT, NH, ME, MA, NJ, CT and RI	West North Central—ND, SD, NE, KS, MN, IA and MO
	Mideast—KY, WV, MD, DE, VA, NC and SC	East North Central—WI, MI, OH, IN and IL
	Southeast—TN, MS, AL, GA, FL and Puerto Rico	Mountain—NV, AZ, NM, UT, CO, ID, MT and WY
	Southwest—TX, OK, LA and AR	Pacific—CA, OR and WA
(2)	International includes five Premium Outlet centers in Japan.

SIMON PROPERTY GROUP
U.S. Portfolio GLA
As of September 30, 2005

		Total	% of
Type of Property	GLA-Sq. Ft.	Owned GLA	Owned GLA
Regional Malls
Anchor	101,539,635	28,482,303	23.7%
Specialty Store	58,730,188	58,580,921	48.8%
Freestanding	4,336,005	2,205,024	1.8%
Subtotal	63,066,193	60,785,945	50.6%
Regional Mall Total	164,605,828	89,268,248	74.3%
Premium Outlet Centers	12,416,541	12,416,541	10.3%
Community/Lifestyle Centers
Anchor	13,467,052	8,440,731	7.1%
Specialty Store	4,992,475	4,942,307	4.1%
Freestanding	869,436	383,031	0.3%
Community/Lifestyle Centers Total	19,328,963	13,766,069	11.5%
Office Portion of Retail	1,763,530	1,763,530	1.5%
Other(1)	2,896,844	2,896,844	2.4%
Total U.S. Properties	201,011,706	120,111,232	100.0%

(1)          Other assets include 19 other properties that contribute approximately 1% of of Simon Group’s NOI.

SIMON PROPERTY GROUP
U.S. Regional Mall Operational Information
As of September 30, 2005
Unaudited
(In thousands, except as noted)

	As of or for the Nine Months Ended September 30,
	2005	2004
Total Number of Regional Malls	172	175
Total Regional Mall GLA (in millions of square feet; includes office portion of retail)	166.4	169.0
Occupancy(1)
Consolidated Assets	92.6%	91.7%
Unconsolidated Assets	92.6%	92.0%
Total Portfolio	92.6%	91.8%
Comparable sales per square foot(2)
Consolidated Assets	$429	$407
Unconsolidated Assets	$476	$448
Total Portfolio	$445	$421
Average rent per square foot(1)
Consolidated Assets	$33.79	$32.30
Unconsolidated Assets	$35.26	$34.38
Total Portfolio	$34.30	$33.07

Average Base Rent Per Square Foot	Mall & Freestanding Stores	% Change
9/30/05	$34.30	3.7%
9/30/04	$33.07
12/31/04	$33.50	3.8%
12/31/03	32.26	5.1%
12/31/02	30.70	4.8%
12/31/01	29.28	3.4%
12/31/00	28.31	3.6%

Leasing Activity During the Period:

	Average Base Rent(3)		Amount of Change
	Lease Signings	Store Closings/ Lease Expirations	(Referred to as “Leasing Spread”)
2005 (YTD)	$42.71	$35.45	$7.26	20.5%
2004	39.33	33.59	5.74	17.1%
2003	41.28	32.99	8.29	25.1%
2002	40.35	32.58	7.77	23.8%
2001	34.88	29.10	5.78	19.9%
2000	35.13	29.24	5.89	20.1%

(1)          Includes mall and freestanding stores

(2)          Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(3)          Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Regional Mall Lease Expirations(1)
As of September 30, 2005

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 9/30/05
Mall Stores & Freestanding
Month to Month Leases	515	1,464,136	$31.29
2005 (10/1-12/31)	467	740,000	$37.04
2006	2,405	5,746,754	$33.04
2007	2,539	5,994,226	$34.52
2008	1,916	5,232,143	$36.17
2009	1,805	5,289,160	$33.30
2010	1,830	5,438,075	$36.03
2011	1,459	4,619,423	$34.57
2012	1,203	4,063,207	$35.52
2013	1,122	3,625,487	$38.45
2014	1,225	3,703,842	$40.41
2015	1,006	3,505,289	$40.15
2016 and Thereafter	412	3,156,344	$26.17
Specialty Leasing Agreements w/terms in excess of 12 months	1,039	2,698,149	$14.03
Anchor Tenants
Month to Month Leases	2	119,190	$3.97
2005 (10/1-12/31)	2	328,588	$2.32
2006	10	1,224,982	$2.76
2007	16	1,634,891	$2.27
2008	26	3,036,253	$3.95
2009	31	3,279,500	$3.41
2010	33	3,705,412	$2.83
2011	18	1,870,519	$4.27
2012	17	1,938,671	$5.00
2013	10	1,638,346	$6.28
2014	13	1,207,089	$7.58
2015	12	1,079,456	$6.84
2016 and Thereafter	50	5,111,565	$5.79

(1)          Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Regional Mall Top Tenants
As of September 30, 2005
(Square Feet in 000’s)

Top 10 In-Line Retail Tenants (sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Limited	531	3,429	1.7%	4.0%
Gap	334	3,523	1.8%	2.7%
Foot Locker	420	1,717	0.9%	2.1%
Zale Corporation	407	479	0.2%	1.6%
Luxottica Group S.P.A	521	893	0.4%	1.6%
Abercrombie & Fitch Co.	165	1,198	0.6%	1.4%
Sterling Jewelers, Inc.	203	292	0.1%	1.0%
Children’s Place Retail Stores	180	800	0.4%	1.0%
American Eagle Outfitters	125	679	0.3%	0.8%
Williams-Sonoma Stores	81	646	0.3%	0.8%

Top 10 Anchors (sorted by percentage of total Simon Group square footage)(1)

Tenant	Number of Stores	Square Feet	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Federated Department Stores	181	31,683	15.8%	0.7%
Sears Roebuck & Co.	129	19,690	9.8%	0.4%
J.C. Penney Co., Inc.	116	16,802	8.4%	0.9%
Dillard’s Department Stores	79	11,910	5.9%	0.1%
Saks Incorporated	40	4,562	2.3%	0.9%
Nordstrom, Inc.	21	3,722	1.9%	0.0%
Belk, Inc.	14	1,647	0.8%	0.1%
Target Corporation	13	1,631	0.8%	0.0%
The Neiman Marcus Group, Inc.	8	1,053	0.5%	0.1%
Mervyn’s Holdings LLC	9	793	0.4%	0.0%

(1)          Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings
2005-2007

Property Name	Location	New Tenant	Former Tenant
Openings through September 30, 2005
Aurora Mall(1)	Aurora, CO	Foley’s (renovation & expansion)	N/A
Burlington Mall	Burlington, MA	Cheesecake Factory	N/A
College Mall	Bloomington, IN	Dick’s Sporting Goods	Lazarus
Cordova Mall	Pensacola, FL	Ross Dress for Less	N/A
Emerald Square	Attleboro, MA	Filene’s Men Store	Lord & Taylor
Irving Mall	Irving, TX	Burlington Coat Factory	JCPenney
Lehigh Valley Mall	Whitehall, PA	Linens ‘n Things	Lehigh Valley Cinema
Livingston Mall	Livingston, NJ	Steve & Barry’s	N/A
Longview Mall	Longview, TX	Beall’s	Service Merchandise
Mall of New Hampshire	Manchester, NH	A.C. Moore	Kitchen Etc.
Maplewood Mall	St. Paul, MN	JCPenney	Mervyn’s
Phipps Plaza	Atlanta, GA	Nordstrom	Lord & Taylor
South Hills Village	Pittsburgh, PA	Barnes & Noble	N/A
SouthPark Mall	Charlotte, NC	Joseph Beth Booksellers	Sears
The Source	Westbury, NY	David’s Bridal	N/A
Washington Square	Indianapolis, IN	Kerasotes Theatre	N/A
White Oaks Mall	Springfield, IL	Linens ‘n Things Cost Plus World Market	Montgomery Ward Montgomery Ward
Openings Projected for the Remainder of 2005
Fashion Mall at Keystone	Indianapolis, IN	Landmark Cinema Crate & Barrel	N/A N/A
Roosevelt Field	Garden City, NY	Grand Luxe Café	N/A
Town Center at Boca Raton	Boca Raton, FL	Neiman Marcus	Lord & Taylor
Valley Mall	Harrisonburg, VA	Target	Wal-Mart

(1)          Aurora Mall redevelopment will consolidate two Foley’s locations into one and add Dillard’s.

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings
2005-2007

Property Name	Location	New Tenant	Former Tenant
Openings Projected in 2006
Apple Blossom Mall	Winchester, VA	Best Buy Dick’s Sporting Goods	N/A N/A
Aurora Mall	Aurora, CO	Dillard’s	Foley’s (relocated)
Boynton Beach Mall	Boynton Beach, FL	Muvico Theater	Macy’s
Cielo Vista Mall	El Paso, TX	Cinemark Theater	N/A
College Mall	Bloomington, IN	Bed Bath & Beyond	Target (relocated)
Copley Place	Boston, MA	Barneys New York	Lowes Theatre
Crossroads Mall	Omaha, NE	Target	Younkers
The Galleria	Houston, TX	Borders, Del Frisco, Kona Grill & Oceanaire	Lord & Taylor
Lake Square Mall	Leesburg, FL	Best Buy	N/A
Melbourne Square	Melbourne, FL	Dick’s Sporting Goods Circuit City	Belk’s Belk’s
Northgate Mall	Seattle, WA	Barnes & Noble	N/A
Orange Park Mall	Jacksonville, FL	Dick’s Sporting Goods	N/A
SouthPark Mall	Charlotte, NC	Neiman Marcus	N/A
Square One Mall	Saugus, MA	Dick’s Sporting Goods	N/A
The Source	Westbury, NY	Golf Galaxy Steve & Barry’s	N/A
Openings Projected in 2007
Aventura Mall	Miami Beach, FL	Nordstrom	Lord & Taylor
Lenox Square	Atlanta, GA	Neiman Marcus expansion and small shop addition	N/A

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing

						Gross Leasable Area
	Property Name	State	City (Metropolitan area)	Legal Ownership		Anchor	Mall & Freestanding		Total
1.	McCain Mall	AR	N. Little Rock	100.0%		554,156	221,749		775,905
2.	University Mall	AR	Little Rock	100.0%		364,992	153,010		518,002
3.	Southgate Mall	AZ	Yuma	100.0%		253,162	68,850		322,012
4.	Brea Mall	CA	Brea (Orange County)	100.0%		874,802	442,844		1,317,646
5.	Fashion Valley Mall	CA	San Diego	50.0%		1,053,305	654,731		1,708,036
6.	Laguna Hills Mall	CA	Laguna Hills (Orange County)	100.0%		536,500	330,805		867,305
7.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		428,258	270,076		698,334
8.	Shops at Mission Viejo, The	CA	Mission Viejo (Orange County)	100.0%		677,215	472,491		1,149,706
9.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		849,153	529,381	(6)	1,378,534
10.	Westminster Mall	CA	Westminster (Orange County)	100.0%		716,939	507,720		1,224,659
11.	Aurora Mall	CO	Aurora (Denver)	100.0%		496,637	408,096		904,733
12.	Mesa Mall(1)	CO	Grand Junction	50.0%		441,208	442,965		884,173
13.	Crystal Mall	CT	Waterford (New London-Norwich)	74.6%		442,311	351,686		793,997
14.	Aventura Mall(1)	FL	Miami Beach	33.3%		1,242,098	662,471		1,904,569
15.	Avenues, The	FL	Jacksonville	25.0	%(2)	754,956	362,398		1,117,354
16.	Boynton Beach Mall	FL	Boynton Beach (W. Palm Beach)	100.0%		714,210	301,580		1,015,790
17.	Coral Square	FL	Coral Springs (Miami-Ft. Lauderdale)	97.2%		648,144	296,977		945,121
18.	Cordova Mall	FL	Pensacola	100.0%		395,875	454,602		850,477
19.	Crystal River Mall	FL	Crystal River	100.0%		302,495	121,843		424,338
20.	Dadeland Mall	FL	N. Miami Beach	50.0%		1,132,072	335,568		1,467,640
21.	DeSoto Square	FL	Bradenton (Sarasota-Bradenton)	100.0%		435,467	254,996		690,463
22.	Edison Mall	FL	Fort Myers	100.0%		742,667	296,187		1,038,854
23.	Florida Mall, The	FL	Orlando	50.0%		1,232,416	616,490		1,848,906
24.	Gulf View Square	FL	Port Richey (Tampa-St. Pete)	100.0%		461,852	292,098		753,950
25.	Indian River Mall	FL	Vero Beach	50.0%		445,552	302,657		748,209
26.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		296,037	264,745		560,782
27.	Melbourne Square	FL	Melbourne	100.0%		371,167	259,007		630,174
28.	Miami International Mall	FL	South Miami	47.8%		778,784	293,413		1,072,197
29.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		528,551	389,093		917,644
30.	Paddock Mall	FL	Ocala	100.0%		387,378	166,925		554,303
31.	Palm Beach Mall	FL	West Palm Beach	100.0%		749,288	335,229		1,084,517
32.	Port Charlotte Town Center	FL	Port Charlotte (Punta Gorda)	80.0	%(3)	458,251	324,129		782,380
33.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(2)	768,798	383,533		1,152,331
34.	Shops at Sunset Place, The	FL	Miami	37.5	%(2)	—	506,785		506,785
35.	St. Johns Town Center	FL	Jacksonville	50.0%		650,982	379,212		1,030,194
36.	Town Center at Boca Raton	FL	Boca Raton (W. Palm Beach)	100.0%		1,085,312	492,959		1,578,271
37.	Treasure Coast Square	FL	Jensen Beach (Ft. Pierce)	100.0%		511,372	349,197		860,569
38.	Tyrone Square	FL	St. Petersburg (Tampa-St. Pete)	100.0%		748,269	342,582		1,090,851
39.	University Mall	FL	Pensacola	100.0%		478,449	230,582		709,031
40.	Gwinnett Place	GA	Duluth (Atlanta)	50.0%		843,609	435,028		1,278,637
41.	Lenox Square	GA	Atlanta	100.0%		821,356	654,499		1,475,855

42.	Mall of Georgia	GA	Mill Creek (Atlanta)	50.0%		1,069,590	716,074		1,785,664
43.	Northlake Mall	GA	Atlanta	100.0%		665,745	296,908		962,653
44.	Phipps Plaza	GA	Atlanta	100.0%		472,385	346,392		818,777
45.	Town Center at Cobb	GA	Kennesaw (Atlanta)	50.0%		851,346	407,636		1,258,982
46.	Lindale Mall(1)	IA	Cedar Rapids	50.0%		305,563	387,825		693,388
47.	NorthPark Mall	IA	Davenport	50.0%		651,533	424,131		1,075,664
48.	Southern Hills Mall(1)	IA	Sioux City	50.0%		372,937	431,254		804,191
49.	SouthRidge Mall(1)	IA	Des Moines	50.0%		497,806	504,332		1,002,138
50.	Alton Square	IL	Alton (St. Louis)	100.0%		426,315	213,142		639,457
51.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		220,830	200,719		421,549
52.	Northfield Square Mall	IL	Bourbonnais (Chicago)	31.6	%(3)	310,994	247,640		558,634
53.	Northwoods Mall	IL	Peoria	100.0%		472,969	221,015		693,984
54.	Orland Square	IL	Orland Park (Chicago)	100.0%		773,295	434,168		1,207,463
55.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		834,588	545,192	(6)	1,379,780
56.	Southpark Mall	IL	Moline (Davenport-Moline)	50.0%		578,056	447,630		1,025,686
57.	White Oaks Mall	IL	Springfield	77.5%		556,831	380,095		936,926
58.	Castleton Square	IN	Indianapolis	100.0%		1,105,913	365,328		1,471,241
59.	Circle Centre	IN	Indianapolis	14.7%		350,000	432,896	(6)	782,896
60.	College Mall	IN	Bloomington	100.0%		356,887	255,644		612,531
61.	Eastland Mall	IN	Evansville	50.0%		489,144	360,565		849,709
62.	Fashion Mall at Keystone, The	IN	Indianapolis	100.0%		249,721	431,406	(6)	681,127
63.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		909,928	412,757		1,322,685
64.	Lafayette Square	IN	Indianapolis	100.0%		937,223	269,759		1,206,982
65.	Markland Mall	IN	Kokomo	100.0%		273,094	141,558		414,652
66.	Muncie Mall	IN	Muncie	100.0%		435,756	205,806		641,562
67.	Tippecanoe Mall	IN	Lafayette	100.0%		537,790	319,748		857,538
68.	University Park Mall	IN	Mishawaka (South Bend)	60.0%		622,508	320,395		942,903
69.	Washington Square	IN	Indianapolis	100.0%		616,109	352,252		968,361
70.	Towne East Square	KS	Wichita	100.0%		779,490	389,677		1,169,167
71.	Towne West Square	KS	Wichita	100.0%		619,269	332,083		951,352
72.	West Ridge Mall	KS	Topeka	100.0%		716,811	299,856		1,016,667
73.	Prien Lake Mall	LA	Lake Charles	100.0%		644,124	176,139		820,263
74.	Arsenal Mall	MA	Watertown (Boston)	100.0%		244,355	257,628	(6)	501,983
75.	Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		—	206,673		206,673
76.	Auburn Mall	MA	Auburn (Boston)	49.1%		417,620	174,087		591,707
77.	Burlington Mall	MA	Burlington (Boston)	100.0%		836,236	423,150		1,259,386
78.	Cape Cod Mall	MA	Hyannis (Barnstable-Yarmouth)	49.1%		420,199	304,372		724,571
79.	Copley Place	MA	Boston	98.1%		104,332	1,116,139	(6)	1,220,471
80.	Emerald Square	MA	North Attleboro (Providence-Fall River)	49.1%		647,372	375,186		1,022,558
81.	Greendale Mall	MA	Worcester (Boston)	49.1%		132,634	298,802	(6)	431,436
82.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		498,000	359,272		857,272
83.	Mall at Chestnut Hill, The	MA	Newton (Boston)	47.2%		297,253	180,943		478,196
84.	Northshore Mall	MA	Peabody (Boston)	49.1%		979,755	695,304		1,675,059
85.	Solomon Pond Mall	MA	Marlborough (Boston)	49.1%		538,843	371,205		910,048
86.	South Shore Plaza	MA	Braintree (Boston)	100.0%		847,603	614,813		1,462,416
87.	Square One Mall	MA	Saugus (Boston)	49.1%		540,101	324,659		864,760
88.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		338,567	328,670		667,237
89.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		631,602	349,871		981,473
90.	Bangor Mall	ME	Bangor	66.4	%(5)	416,582	236,923		653,505

91.	Maplewood Mall	MN	Minneapolis		100.0%	588,822	341,257		930,079
92.	Miller Hill Mall	MN	Duluth		100.0%	429,508	379,488		808,996
93.	Battlefield Mall	MO	Springfield		100.0%	770,111	420,651		1,190,762
94.	Independence Center	MO	Independence (Kansas City)		100.0%	499,284	524,493		1,023,777
95.	Biltmore Square	NC	Asheville		100.0%	242,576	251,056		493,632
96.	SouthPark Mall	NC	Charlotte		100.0%	964,742	483,880		1,448,622
97.	Crossroads Mall	NE	Omaha		100.0%	405,669	232,839		638,508
98.	Mall at Rockingham Park	NH	Salem (Boston)		24.6%	638,111	382,047		1,020,158
99.	Mall of New Hampshire	NH	Manchester (Boston)		49.1%	444,889	363,253		808,142
100.	Pheasant Lane Mall	NH	Nashua (Boston)		(4)	675,759	313,485		989,244
101.	Brunswick Square	NJ	East Brunswick (New York)		100.0%	467,626	302,443		770,069
102.	Livingston Mall	NJ	Livingston (New York)		100.0%	616,128	363,693		979,821
103.	Menlo Park Mall	NJ	Edison (New York)		100.0%	527,591	756,360	(6)	1,283,951
104.	Ocean County Mall	NJ	Toms River (New York)		100.0%	616,443	275,735		892,178
105.	Quaker Bridge Mall	NJ	Lawrenceville	38.0	%(5)	686,760	419,319		1,106,079
106.	Rockaway Townsquare	NJ	Rockaway (New York)		100.0%	786,626	462,798		1,249,424
107.	Cottonwood Mall	NM	Albuquerque		100.0%	631,556	410,195		1,041,751
108.	Forum Shops at Caesars, The	NV	Las Vegas		100.0%	—	633,131		633,131
109.	Chautauqua Mall	NY	Lakewood (Jamestown)		100.0%	213,320	218,349		431,669
110.	Jefferson Valley Mall	NY	Yorktown Heights (New York)		100.0%	310,095	275,987		586,082
111.	Nanuet Mall	NY	Nanuet (New York)		100.0%	583,711	333,825		917,536
112.	Roosevelt Field	NY	Garden City (New York)		100.0%	1,430,425	771,550	(6)	2,201,975
113.	Smith Haven Mall	NY	Lake Grove (New York)		25.0%	666,283	425,478		1,091,761
114.	Source, The	NY	Westbury (New York)	25.5	%(2)	210,798	516,952		727,750
115.	Walt Whitman Mall	NY	Huntington Station (New York)		100.0%	742,214	292,606		1,034,820
116.	Westchester, The	NY	White Plains (New York)		40.0%	349,393	478,417	(6)	827,810
117.	Great Lakes Mall	OH	Mentor (Cleveland)		100.0%	879,300	389,127		1,268,427
118.	Lima Mall	OH	Lima		100.0%	541,861	204,090		745,951
119.	Richmond Town Square	OH	Richmond Heights (Cleveland)		100.0%	685,251	331,713		1,016,964
120.	Southern Park Mall	OH	Boardman (Youngstown)		100.0%	811,858	383,395		1,195,253
121.	Summit Mall	OH	Akron		100.0%	432,936	330,513		763,449
122.	Upper Valley Mall	OH	Springfield (Dayton-Springfield)		100.0%	479,418	263,011		742,429
123.	Eastland Mall	OK	Tulsa		100.0%	435,843	264,590		700,433
124.	Penn Square Mall	OK	Oklahoma City		94.5%	588,137	444,030		1,032,167
125.	Woodland Hills Mall	OK	Tulsa		94.5%	709,447	382,756		1,092,203
126.	Century III Mall	PA	West Mifflin (Pittsburgh)		100.0%	831,439	459,183	(6)	1,290,622
127.	Cheltenham Square	PA	Philadelphia		100.0%	368,266	271,847		640,113
128.	Granite Run Mall	PA	Media (Philadelphia)		50.0%	500,809	545,517		1,046,326
129.	Lehigh Valley Mall	PA	Whitehall (Allentown-Bethlehem)	37.6	%(5)	564,353	494,877	(6)	1,059,230
130.	Montgomery Mall	PA	Montgomeryville (Philadelphia)	53.5	%(5)	684,855	434,750		1,119,605
131.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	63.2	%(5)	762,558	559,513	(6)	1,322,071
132.	Plaza & Court at King of Prussia, The	PA	King of Prussia (Philadelphia)	12.4	%(5)	1,545,812	1,062,399	(6)	2,608,211

133.	Ross Park Mall	PA	Pittsburgh	100.0%		827,015	406,458		1,233,473
134.	South Hills Village	PA	Pittsburgh	100.0%		655,987	486,703		1,142,690
135.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		504,796	607,277	(6)	1,112,073
136.	Anderson Mall	SC	Anderson (Greenville)	100.0%		404,394	230,472		634,866
137.	Haywood Mall	SC	Greenville	100.0%		902,400	327,514		1,229,914
138.	Empire Mall(1)	SD	Sioux Falls	50.0%		497,341	547,535		1,044,876
139.	Rushmore Mall(1)	SD	Rapid City	50.0%		470,660	360,123		830,783
140.	Knoxville Center	TN	Knoxville	100.0%		597,028	384,140		981,168
141.	Oak Court Mall	TN	Memphis	100.0%		532,817	313,524	(6)	846,341
142.	Raleigh Springs Mall	TN	Memphis	100.0%		691,230	226,173		917,403
143.	West Town Mall	TN	Knoxville	50.0%		878,311	446,529		1,324,840
144.	Wolfchase Galleria	TN	Memphis	94.5%		761,648	505,776		1,267,424
145.	Barton Creek Square	TX	Austin	100.0%		922,266	508,230		1,430,496
146.	Broadway Square	TX	Tyler	100.0%		427,730	191,703		619,433
147.	Cielo Vista Mall	TX	El Paso	100.0%		793,716	399,458		1,193,174
148.	Galleria, The	TX	Houston	31.5%		1,300,466	1,098,251		2,398,717
149.	Highland Mall(1)	TX	Austin	50.0%		732,000	359,681		1,091,681
150.	Ingram Park Mall	TX	San Antonio	100.0%		751,704	378,271		1,129,975
151.	Irving Mall	TX	Irving (Dallas-Ft. Worth)	100.0%		637,415	408,601		1,046,016
152.	La Plaza Mall	TX	McAllen	100.0%		776,397	426,769		1,203,166
153.	Lakeline Mall	TX	Austin	100.0%		745,179	355,486		1,100,665
154.	Longview Mall	TX	Longview	100.0%		402,843	209,932		612,775
155.	Midland Park Mall	TX	Midland	100.0%		339,113	278,861		617,974
156.	North East Mall	TX	Hurst (Dallas-Ft. Worth)	100.0%		1,194,589	467,735		1,662,324
157.	Richardson Square Mall	TX	Richardson (Dallas-Ft. Worth)	100.0%		460,055	284,171		744,226
158.	Rolling Oaks Mall	TX	San Antonio	100.0%		596,984	286,262		883,246
159.	Sunland Park Mall	TX	El Paso	100.0%		575,837	342,401		918,238
160.	Valle Vista Mall	TX	Harlingen	100.0%		389,781	265,767		655,548
161.	Trolley Square	UT	Salt Lake City	90.0%		—	225,143		225,143
162.	Apple Blossom Mall	VA	Winchester	49.1%		229,011	213,363		442,374
163.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		381,153	191,388		572,541
164.	Chesapeake Square	VA	Chesapeake (Norfolk-VA Beach)	75.0	%(3)	534,760	271,716		806,476
165.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		472,729	517,145	(6)	989,874
166.	Valley Mall	VA	Harrisonburg	50.0%		315,078	190,425		505,503
167.	Virginia Center Commons	VA	Glen Allen (Richmond)	100.0%		506,639	281,513		788,152
168.	Columbia Center	WA	Kennewick	100.0%		408,052	333,775		741,827
169.	Northgate Mall	WA	Seattle	100.0%		688,391	297,947		986,338
170.	Tacoma Mall	WA	Tacoma	100.0%		924,045	409,620		1,333,665
171.	Bay Park Square	WI	Green Bay	100.0%		447,508	268,036		715,544
172.	Forest Mall	WI	Fond Du Lac	100.0%		327,260	173,418		500,678
	Total Regional Mall GLA					101,594,560	64,774,798		166,369,358

(Footnotes for preceeding pages)

FOOTNOTES:

(1)             This Property is managed by a third party.

(2)             The Operating Partnership’s direct and indirect interests in some of the Properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(3)             The Operating Partnership receives substantially all the economic benefit of the Property due to a preference or advance.

(4)             The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this Property.

(5)             The Company’s indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

(6)             Mall & Freestanding GLA includes office space as follows:

Arsenal Mall—105,807 sq. ft.
Century III Mall—35,909 sq. ft.
Circle Centre Mall—9,123 sq. ft.
Copley Place—845,672 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.
Fashion Mall at Keystone, The—10,927 sq. ft.
Greendale Mall—119,860 sq. ft.
The Plaza & Court at King of Prussia—13,696 sq. ft.
Lehigh Valley Mall—11,754 sq. ft.
Menlo Park Mall—50,285 sq. ft.
Oak Court Mall—125,928 sq. ft.
Oxford Valley Mall—110,985 sq. ft.
Plaza Carolina—28,098 sq. ft.
River Oaks Center—118,219 sq. ft.
Roosevelt Field—1,610 sq. ft.
Stanford Shopping Center—5,748 sq. ft.
The Westchester—820 sq. ft.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Operational Information
As of September 30, 2005
Unaudited
(In thousands, except as noted)

	As of or for the Nine Months Ended September 30,
	2005	2004(2)
Total Number of U.S. Premium Outlet Centers	33	32
Total U.S. Premium Outlet Centers GLA (in millions of square feet)	12.4	11.7
Occupancy	99.6%	99.1%
Comparable sales per square foot	$436	$403
Average base rent per square foot	$22.99	$21.33

Average Base Rent Per Square Foot	Total Center	% Change
9/30/05	$22.99	7.8%
9/30/04	$21.33
12/31/04	$21.85	7.3%
12/31/03	20.36	n/a

Leasing Activity During the Period:

	Average Base Rent(1)		Amount of Change
	Lease Signings	Store Closings/ Lease Expirations	(Referred to as “Leasing Spread”)
2005 (YTD)	$26.99	$22.40	$4.59	20.5%
2004	22.78	20.02	2.76	13.8%
2003	25.41	22.62	2.79	12.3%

(1)          Represents the average base rent for tenants who signed leases compared to the average base rent in effect for tenants whose leases terminated or expired in the same space.

(2)          The Company acquired Chelsea Property Group on October 14, 2004. 2004 statistics were calculated based upon the 32 Premium Outlet centers owned by Chelsea on September 30, 2004.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Lease Expirations(1)
As of September 30, 2005

			Weighted
			Avg. Base Rent
	Number of	Square	per Square Foot
Year	Leases Expiring	Feet	at 9/30/05
2005 (10/1-12/31)	52	133,733	$14.30
2006	327	1,094,079	$20.09
2007	406	1,519,560	$21.63
2008	408	1,631,394	$24.13
2009	382	1,630,055	$21.91
2010	492	2,160,577	$22.40
2011	224	1,054,931	$22.85
2012	176	748,053	$26.66
2013	194	841,539	$25.25
2014	180	571,530	$30.14
2015	189	634,183	$29.04
2016 and Thereafter	70	292,229	$24.04

(1)          Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Top Tenants
As of September 30, 2005
(Square Feet in 000’s)

(Sorted by percentage of total Simon Group base minimum rent)

			Percent of	Percent of
	Number		Total	Total Simon
	of	Square	Simon Group	Group Base
Tenant	Stores	Feet	Sq. Ft.	Min. Rent
Phillips—Van Heusen Corporation	153	725	0.4%	0.7%
Jones Retail Corporation	142	487	0.2%	0.5%
Retail Brand Alliance, Inc.	60	365	0.2%	0.3%
The GAP, Inc.	60	543	0.3%	0.3%
Brown Group Retail, Inc.	61	262	0.1%	0.3%
Nike Retail Services, Inc	33	349	0.2%	0.3%
LCI Holdings, Inc.	52	379	0.2%	0.2%
VF Outlet	53	316	0.2%	0.2%
Tommy Hilfiger Retail, LLC	34	205	0.1%	0.2%
Reebok International LTD	26	206	0.1%	0.2%

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Property Listing

	Property Name	State	City (Metropolitan area)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	454,070
2.	Carlsbad Premium Outlets	CA	Carlsbad	100.0%	287,936
3.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs-Los Angeles)	100.0%	498,516
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	299,270
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,265
6.	Napa Premium Outlets	CA	Napa (Napa Valley)	100.0%	179,348
7.	Petaluma Village Premium Outlets	CA	Petaluma (San Francisco)	100.0%	195,837
8.	Vacaville Premium Outlets	CA	Vacaville	100.0%	444,212
9.	Clinton Crossing Premium Outlets	CT	Clinton (Hartford)	100.0%	272,351
10.	Orlando Premium Outlets	FL	Orlando	100.0%	427,743
11.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	329,003
12.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	539,757
13.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,846
14.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,800
15.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	303,432
16.	Lighthouse Place Premium Outlets	IN	Michigan City (Chicago)	100.0%	472,489
17.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	600,613
18.	Kittery Premium Outlets	ME	Kittery (Boston)	100.0%	150,564
19.	Albertville Premium Outlets	MN	Albertville (Minneapolis/ St. Paul)	100.0%	429,701
20.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	391,381
21.	Carolina Premium Outlets	NC	Smithfield (Raleigh-Durham-Chapel Hill)	100.0%	439,398
22.	Liberty Village Premium Outlets	NJ	Flemington (New York-Philadelphia)	100.0%	173,645
23.	Jackson Premium Outlets	NJ	Jackson	100.0%	285,540
24.	Las Vegas Premium Outlets	NV	Las Vegas	100.0%	434,978
25.	Waterloo Premium Outlets	NY	Waterloo	100.0%	391,519
26.	Woodbury Common Premium Outlets	NY	Central Valley (New York City)	100.0%	844,364
27.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	300,181
28.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland-Vancouver)	100.0%	163,815
29.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,391
30.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	348,549
31.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington DC)	100.0%	463,288
32.	Seattle Premium Outlets	WA	Seattle	100.0%	381,154
33.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,585
	Total U.S. Premium Outlet Centers GLA				12,416,541

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Operational Information
As of September 30, 2005
Unaudited
(In thousands, except as noted)

	As of or for the
	Nine Months Ended
	September 30,
	2005	2004
Total Number of Community/Lifestyle Centers	71	66
Total Community/Lifestyle Center GLA (in millions of square feet)	19.3	17.8
Occupancy(1)
Consolidated Assets	89.5%	90.3%
Unconsolidated Assets	95.5%	96.2%
Total Portfolio	91.3%	92.2%
Comparable sales per square foot(2)
Consolidated Assets	$229	$219
Unconsolidated Assets	$203	$201
Total Portfolio	$221	$213
Average rent per square foot(1)
Consolidated Assets	$11.58	$11.11
Unconsolidated Assets	$10.49	$10.08
Total Portfolio	$11.23	$10.79

	Total	%
Average Base Rent Per Square Foot	Center	Change
9/30/2005	$11.23	4.1%
9/30/2004	$10.79
12/31/04	$10.91	3.0%
12/31/03	10.59	4.6%
12/31/02	10.12	3.0%
12/31/01	9.83	5.0%
12/31/00	9.36	12.0%

Leasing Activity During the Period:

	Average Base Rent(3)		Amount of Change
	Lease Signings	Store Closings/ Lease Expirations	(Referred to as “Leasing Spread”)
2005 (YTD)	$17.82	$14.11	$3.71	26.3%
2004	12.01	11.16	0.85	7.6%
2003	12.38	10.48	1.90	18.1%
2002	10.19	8.39	1.80	21.5%
2001	12.79	9.30	3.49	37.5%
2000	14.21	11.51	2.70	23.5%

(1)          Includes total center.

(2)          Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes stores less than 10,000 square feet.

(3)          Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Lease Expirations(1)
As of September 30, 2005

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 9/30/05
Mall Stores & Freestanding
Month to Month Leases	37	91,882	$12.49
2005 (10/1-12/31)	25	53,967	$14.81
2006	217	558,908	$15.01
2007	172	646,353	$13.47
2008	185	718,724	$14.17
2009	127	497,229	$14.20
2010	172	763,226	$15.98
2011	61	347,985	$14.02
2012	24	114,293	$15.81
2013	17	106,822	$13.76
2014	32	200,218	$18.06
2015	41	218,330	$19.14
2016 and Thereafter	13	100,877	$17.42
Specialty Leasing Agreements w/ terms in excess of 12 months	4	84,213	$0.62
Anchor Tenants
Month to Month Leases	1	13,000	$6.30
2005 (10/1-12/31)	4	100,020	$6.85
2006	11	442,311	$6.00
2007	15	524,396	$5.67
2008	16	415,757	$9.95
2009	25	831,160	$7.58
2010	23	764,884	$11.56
2011	14	585,600	$6.78
2012	8	350,244	$8.85
2013	14	450,381	$8.23
2014	11	438,088	$8.98
2015	14	522,810	$11.34
2016 and Thereafter	39	2,150,124	$9.60
Specialty Leasing Agreements w/ terms in excess of 12 months	3	16,750	$6.65

(1)          Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Top Tenants
As of September 30, 2005
(Square Feet in 000’s)

(Sorted by percentage of total Simon Group square footage)(1)

Tenant	Number of Stores	Square Feet	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Target Corporation	9	1,134	0.6%	0.0%
Wal-Mart Stores, Inc.	9	1,009	0.5%	0.0%
Kohl’s Department Stores, Inc.	9	825	0.4%	0.2%
Best Buy Company, Inc.	16	679	0.3%	0.3%
TJX Companies, Inc.	22	660	0.3%	0.2%
Burlington Coat Factory	7	510	0.3%	0.1%
Sears Roebuck & Co.	2	450	0.2%	0.1%
Bed Bath & Beyond, Inc.	11	328	0.2%	0.1%
KRCV Corp.	3	325	0.2%	0.0%
Office Max, Inc.	12	316	0.2%	0.1%

(1)          Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing

						Gross Leasable Area
	Property Name	State	City (Metropolitan area)	Legal Ownership		Anchor	Mall & Freestanding	Total
1.	Plaza at Buckland Hills, The	CT	Manchester	35.0	%(2)	252,179	82,834	335,013
2.	Gaitway Plaza	FL	Ocala	23.3	%(2)	123,027	93,360	216,387
3.	Highland Lakes Center	FL	Orlando	100.0%		352,277	140,808	493,085
4.	Indian River Commons	FL	Vero Beach	50.0%		233,358	27,510	260,868
5.	Royal Eagle Plaza	FL	Coral Springs (Miami-Ft. Lauderale)	35.0	%(2)	124,479	77,593	202,072
6.	Terrace at the Florida Mall	FL	Orlando	100.0%		281,252	47,531	328,783
7.	Waterford Lakes Town Center	FL	Orlando	100.0%		622,244	329,427	951,671
8.	West Town Corners	FL	Altamonte Springs	23.3	%(2)	263,782	121,455	385,237
9.	Westland Park Plaza	FL	Orange Park	23.3	%(2)	123,548	39,606	163,154
10.	Mall of Georgia Crossing	GA	Mill Creek (Atlanta)	100.0%		341,503	99,109	440,612
11.	Bloomingdale Court	IL	Bloomingdale	100.0%		417,513	160,769	578,282
12.	Countryside Plaza	IL	Countryside	100.0%		308,489	116,525	425,014
13.	Crystal Court	IL	Crystal Lake	35.0	%(2)	201,993	76,977	278,970
14.	Forest Plaza	IL	Rockford	100.0%		325,170	100,587	425,757
15.	Lake Plaza	IL	Waukegan	100.0%		170,789	44,673	215,462
16.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		261,810	109,022	370,832
17.	Lincoln Crossing	IL	O’Fallon	100.0%		229,820	13,446	243,266
18.	Matteson Plaza	IL	Matteson	100.0%		230,959	40,070	271,029
19.	North Ridge Plaza	IL	Joliet	100.0%		190,323	114,747	305,070
20.	White Oaks Plaza	IL	Springfield	100.0%		275,703	115,723	391,426
21.	Willow Knolls Court	IL	Peoria	35.0	%(2)	309,440	72,937	382,377
22.	Brightwood Plaza	IN	Indianapolis	100.0%		—	38,493	38,493
23.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		161,281	327,790	489,071
24.	Eastland Convenience Center	IN	Evansville	50.0%		126,699	48,940	175,639
25.	Greenwood Plus	IN	Greenwood	100.0%		134,141	15,146	149,287
26.	Griffith Park Plaza	IN	Griffith	100.0%		175,595	88,455	264,050
27.	Keystone Shoppes	IN	Indianapolis	100.0%		—	29,140	29,140
28.	Markland Plaza	IN	Kokomo	100.0%		49,051	41,675	90,726
29.	Muncie Plaza	IN	Muncie	100.0%		271,626	27,195	298,821
30.	New Castle Plaza	IN	New Castle	100.0%		24,912	66,736	91,648
31.	Northwood Plaza	IN	Fort Wayne	100.0%		136,404	71,841	208,245
32.	Teal Plaza	IN	Lafayette	100.0%		98,337	2,750	101,087
33.	Tippecanoe Plaza	IN	Lafayette	100.0%		85,811	4,711	90,522
34.	University Center	IN	Mishawaka	60.0%		98,264	46,177	144,441
35.	Village Park Plaza	IN	Carmel (Indianapolis)	35.0	%(2)	430,368	112,419	542,787
36.	Wabash Village	IN	West Lafayette	100.0%		109,388	15,148	124,536
37.	Washington Plaza	IN	Indianapolis	100.0%		21,500	28,607	50,107
38.	West Ridge Plaza	KS	Topeka	100.0%		182,161	59,226	241,387
39.	Park Plaza	KY	Hopkinsville	100.0%		82,398	32,626	115,024
40.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		285,716	117,972	403,688
41.	Regency Plaza	MO	St. Charles	100.0%		210,627	76,846	287,473
42.	Ridgewood Court	MS	Jackson	35.0	%(2)	185,939	54,723	240,662
43.	Dare Centre	NC	Kill Devil Hills	100.0%		127,172	41,473	168,645
44.	MacGregor Village	NC	Cary	100.0%		—	143,138	143,138
45.	North Ridge Shopping Center	NC	Raleigh	100.0%		43,247	126,654	169,901
46.	Rockaway Convenience Center	NJ	Rockaway (New York)	100.0%		44,518	104,393	148,911
47.	Rockaway Plaza	NJ	Rockaway (New York)	100.0%		320,202	70,583	390,785

48.	Cobblestone Court	NY	Victor	35.0	%(2)	206,680	58,819	265,499
49.	Boardman Plaza	OH	Youngstown	100.0%		366,975	267,639	634,614
50.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		142,229	21,875	164,104
51.	Lima Center	OH	Lima	100.0%		189,584	47,294	236,878
52.	Northland Plaza	OH	Columbus	100.0%		118,304	91,230	209,534
53.	Eastland Plaza	OK	Tulsa	100.0%		152,451	33,695	186,146
54.	DeKalb Plaza	PA	King of Prussia	50.3	%(3)	81,368	20,345	101,713
55.	Great Northeast Plaza	PA	Philadelphia	50.0%		237,151	57,600	294,751
56.	Henderson Square	PA	King of Prussia	76.0	%(3)	72,683	34,661	107,344
57.	Lincoln Plaza	PA	King of Prussia	63.2	%(3)	143,649	123,582	267,231
58.	Whitehall Mall	PA	Whitehall	38.0	%(3)	436,920	148,163	585,083
59.	Charles Towne Square	SC	Charleston	100.0%		71,794	—	71,794
60.	Empire East(1)	SD	Sioux Falls	50.0%		248,181	48,580	296,761
61.	Knoxville Commons	TN	Knoxville	100.0%		91,483	88,980	180,463
62.	Arboretum, The	TX	Austin	100.0%		35,773	169,237	205,010
63.	Celina Plaza	TX	El Paso	100.0%		—	8,695	8,695
64.	Gateway Shopping Center	TX	Austin	95.0%		396,494	116,057	512,551
65.	Ingram Plaza	TX	San Antonio	100.0%		—	111,518	111,518
66.	Lakeline Plaza	TX	Austin	100.0%		307,966	79,483	387,449
67.	Shops at North East Mall, The	TX	Hurst	100.0%		265,595	99,097	364,692
68.	Wolf Ranch	TX	Georgetown (Austin)	100.0%		394,998	221,898	616,896
69.	Chesapeake Center	VA	Chesapeake	100.0%		213,609	92,284	305,893
70.	Fairfax Court	VA	Fairfax	26.3	%(2)	169,043	80,615	249,658
71.	Martinsville Plaza	VA	Martinsville	100.0%		60,000	42,105	102,105
	Total Community/Lifestyle Center GLA					13,447,945	5,881,018	19,328,963

FOOTNOTES:

(1)             This Property is managed by a third party.

(2)             Outside partner receives substantially all of the economic benefit due to a partner preference.

(3)             The Company’s indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

SIMON PROPERTY GROUP
International Operational Information(1)
As of September 30, 2005
Unaudited
(In thousands, except as noted)

	As of or for the Nine Months Ended September 30,
	2005	2004
International Premium Outlets (Japan)
Total Number of Premium Outlets	5	4
Total GLA (in millions of square feet)	1.3	1.1
Occupancy	100.0%	100.0%
Comparable sales per square foot(2)	$842	$820
Average base rent per square foot(2)	$41.82	$39.82
European Shopping Centers
Total Number of Shopping Centers	51	48
Total GLA (in millions of square feet)	11.1	9.1
Occupancy	97.7%	99.2%
Comparable sales per square foot(3)	$467	n/a
Average rent per square foot(3)	$31.32	$30.96

(1)          Does not include Premium Outlets Punta Norte in Mexico and Montreal Forum in Canada.

(2)          Based upon a conversion factor of 107.2 yen to 1 U.S. dollar at September 30, 2005 and 108.9 yen to 1 U.S. dollar at September 30, 2004.

(3)          Based upon a conversion factor of 1.2048 euros to 1 U.S. dollar at September 30, 2005 and 1.2331 euros to 1 U.S. dollar at September 30, 2004.

SIMON PROPERTY GROUP
International Property Listing

					Gross Leasable Area(1)
	Property Name	City (Metropolitan area)	SPG Effective Ownership(6)		Hypermarket/ Anchor(4)	Mall & Freestanding	Total
	FRANCE
1.	Bay 2	Torcy (Paris)	34.7%		132,400	408,900	541,300
2.	Bay 1	Torcy (Paris)	34.7%		—	336,300	336,300
3.	Bel’Est	Bagnolet (Paris)	12.1%		150,700	63,000	213,700
4.	Villabé A6	Villabé (Paris)	5.2%		102,300	104,500	206,800
	Subtotal France				385,400	912,700	1,298,100
	ITALY
	Ancona:
5.	Ancona	Ancona	49.0	%(3)	82,900	82,300	165,200
6.	Senigallia	Senigallia (Ancona)	49.0%		41,200	41,600	82,800
	Ascoli Piceno:
7.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		38,900	55,900	94,800
8.	Porto Sant’Elpidio	Porto Sant’Elpidio (Ascoli Piceno)	49.0%		48,000	114,300	162,300
	Bari:
9.	Casamassima	Casamassima (Bari)	49.0%		159,000	388,800	547,800
10.	Modugno(5)	Modugno (Bari)	49.0%		96,900	46,600	143,500
	Bergamo:
11.	Bergamo	Bergamo	49.0	%(3)	103,000	16,900	119,900
	Brescia:
12.	Concesio	Concesio (Brescia)	49.0	%(3)	89,900	27,600	117,500
13.	Mazzano	Mazzano (Brescia)	49.0	%(2)	103,300	127,400	230,700
	Brindisi:
14.	Mesagne	Mesagne (Brindisi)	49.0%		88,000	140,600	228,600
	Cagliari:
15.	Marconi	Marconi (Cagliari)	49.0	%(3)	83,500	109,900	193,400
16.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(2)	75,900	114,800	190,700
	Catania:
17.	La Rena	La Rena (Catania)	49.0%		124,100	22,100	146,200
18.	Misterbianco	Misterbianco (Catania)	49.0	%(3)	83,300	16,000	99,300
	Lecco:
19.	Merate	Merate (Lecco)	49.0	%(3)	73,500	88,500	162,000
	Milan (Milano):
20.	Cesano Boscone	Cescano Boscone (Milano)	49.0%		163,800	120,100	283,900
21.	Nerviano	Nerviano (Milano)	49.0	%(3)	83,800	27,800	111,600
22.	Rescaldina	Rescaldina (Milano)	49.0%		165,100	212,000	377,100
23.	Vimodrone	Vimodrone (Milano)	49.0%		110,400	80,200	190,600
	Naples (Napoli):
24.	Pompei	Pompei (Napoli)	49.0%		74,300	17,100	91,400
25.	Mugnano di Napoli	Mugnano (Napoli)	49.0	%(3)	98,000	94,900	192,900
	Olbia:
26.	Olbia	Olbia	49.0	%(3)	49,000	48,800	97,800
	Padova:
27.	Padova	Padova	49.0%		73,300	32,500	105,800
	Palermo:
28.	Palermo	Palermo	49.0%		73,100	9,800	82,900

	Pesaro:
29.	Fano	Fano (Pesaro)	49.0%		56,300	56,000	112,300
	Pescara:
30.	Cepagatti	Cepagatti (Pescara)	49.0%		80,200	189,600	269,800
31.	Pescara	Pescara	49.0%		96,300	65,200	161,500
	Piacenza:
32.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		104,500	74,700	179,200
	Rome (Roma):
33.	Casalbertone	Roma	49.0	%(3)	62,700	84,900	147,600
34.	Collatina	Collatina (Roma)	49.0%		59,500	4,100	63,600
	Sassari:
35.	Centro Azuni	Sassari	49.0	%(3)	—	35,600	35,600
36.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(2)	79,500	154,200	233,700
	Taranto:
37.	Taranto	Taranto	49.0%		75,200	126,500	201,700
	Turin (Torino):
38.	Cuneo	Cuneo (Torino)	49.0%		80,700	201,500	282,200
39.	Rivoli	Rivoli (Torino)	49.0	%(3)	61,800	32,300	94,100
40.	Torino	Torino	49.0%		105,100	66,700	171,800
41.	Venaria	Venaria (Torino)	49.0%		101,600	64,000	165,600
	Venice (Venezia):
42.	Venezia—Mestre	Mestre (Venezia)	49.0%		114,100	132,600	246,700
	Verona:
43.	Bussolengo	Bussolengo (Verona)	49.0	%(3)	89,300	75,300	164,600
	Vicenza:
44.	Vicenza	Vicenza	49.0%		78,400	20,100	98,500
	Subtotal Italy				3,427,400	3,419,800	6,847,200
	POLAND
45.	Arkadia Shopping Center	Warsaw	34.7%		202,100	902,200	1,104,300
46.	Borek Shopping Center	Wroclaw	34.7%		119,900	129,300	249,200
47.	Dabrowka Shopping Center	Katowice	34.7%		121,000	172,900	293,900
48.	Turzyn Shopping Center	Szczecin	34.7%		87,200	121,900	209,100
49.	Wilenska Station Shopping Center	Warsaw	34.7%		92,700	215,900	308,600
50.	Zakopianka Shopping Center	Krakow	34.7%		120,200	425,400	545,600
	Subtotal Poland				743,100	1,967,600	2,710,700
	PORTUGAL
51.	Minho Center	Braga (Porto)	34.7	%(3)	120,000	101,600	221,600
					120,000	101,600	221,600
	JAPAN
52.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%		—	390,000	390,000
53.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%		—	321,000	321,000
54.	Sano Premium Outlets	Sano (Tokyo)	40.0%		—	229,000	229,000
55.	Toki Premium Outlets	Toki (Nagoya)	40.0%		—	178,000	178,000
56.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%		—	187,000	187,000
	Subtotal Japan				—	1,305,000	1,305,000
	MEXICO
57.	Premium Outlets Punta Norte	Mexico City	50.0%		—	232,000	232,000
	Subtotal Mexico				—	232,000	232,000

	CANADA
58.	Forum Entertainment Centre	Montreal	38.1%	—	247,000	247,000
	TOTAL INTERNATIONAL ASSETS			4,675,900	8,185,700	12,861,600

FOOTNOTES:

(1)             All gross leasable area listed in square feet.

(2)             This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(3)             This property is encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(4)             Represents the sales area of the anchor and excludes any warehouse/storage areas.

(5)             The decision of the Italian court ruling that this project was not developed in accordance with the Modugno master plan has been reversed. There is a right to further appeal the decision to a higher level court, but the most recent decision confirms the validity of the permits issued for this development. The joint venture partner has indemnified the Company for the amount of its allocated investment in this project.

(6)    We own our interest in the assets in France, Portugal and Poland through our shareholdings in European Retail Enterprises B.V. Our interest in the Italian assets is owned through Galleria Commerciali Italia S.p.A., while our interest in the assets in Japan is owned through Chelsea Japan Co., Ltd. We own our interest in Mexico through Fideicomiso Trust No. F/315-5.

SIMON PROPERTY GROUP
Capital Expenditures in the U.S. Portfolio
For the Nine Months Ended September 30, 2005
(In millions)

		Unconsolidated Entities
	Consolidated Properties	Total	Simon Group’s Share
New development projects	$134.6	$60.5	$30.2
Redevelopment projects with incremental
GLA and/or Anchor Replacement	159.6	30.2	11.6
Renovations with no incremental GLA	30.1	2.4	0.4
Tenant allowances:
Retail	45.5	22.4	9.9
Office	13.7	—	—
Operational capital expenditures at properties:
CAM expenditures(1)	26.6	9.1	3.3
Non-CAM expenditures	11.0	4.2	1.7
Totals	$421.1	$128.8	$57.1
Plus (Less): Conversion from accrual to cash basis	(0.7)	(16.9)
Capital expenditures(2)	$420.4	$111.9

(1)          Expenditure included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(2)          Agrees with the line item “Capital expenditures” on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of September 30, 2005

Construction-in-Progress
		The Company’s		Projected	Projected	The Company’s	Stabilized		Unconsolidated Entities
Mall/Location	Project Description	Ownership Percentage	Opening	Gross Cost(1) (in millions)	Net Cost (in millions)	Share of Net Cost	Rate of Return	Consolidated Properties	Total	The Company’s Share
New Development Projects:

Firewheel Town Center Garland, TX	785,000 sf open-air regional shopping center featuring Foley’s, Dillard’s, AMC Theater, Barnes & Noble, Circuit City, Linens‘n Things, Old Navy, Pier One Imports and DSW	100%	10/05	$132	$98	$98	12%	$91.7	—	—
Rockaway Plaza Rockaway, NJ	370,000 sf community center featuring Dick’s Sporting Goods, Target, Loews Cineplex and PetsMart	100%	7/04 (Target) 11/05 (Petsmart and shops) 3/06 (Dick’s & Loews)	$39	$8	$8	21%	$14.5	—	—
Coconut Point Estero/Bonita Springs, FL	1.2 million square foot open-air shopping complex with a village component anchored by Dillard’s, Muvico Theatres, and Barnes & Noble and a community center component anchored by Bed Bath & Beyond, Best Buy, DSW, Office Max, Old Navy, PetsMart, Pier One Imports, Ross Dress for Less, Ulta Cosmetics, T.J. Maxx, Sports Authority and Party City	50%	3/06 (Comm Ctr) 11/06 (All other)	$267	$210	$105	10%	—	$83.9	$42.0
Round Rock Premium Outlets(3) Round Rock, TX (Austin)	433,000 square foot upscale outlet center with complimentary uses on adjacent outparcels	100%	Fall 2006	$126	$106	$106	13%	$34.5	—	—
The Domain(3) Austin, TX	700,000 sf open-air town center anchored by Neiman Marcus and Foley’s and includes 75,000 sf of office space	100%	3/07	$246	$195	$195	10%	$68.0	—	—
The Village at SouthPark Charlotte, NC	Mixed-use project with both retail and residential components. Retail comprises 47,000 sf including 7,000 sf restaurant and a separate 33,000 sf freestanding building. Residential consists of five levels (150 units) over a 225 car residential parking structure.	100% (Retail only)	3/07 (Retail only)	$26	$26	$26	11%	$1.1	—	—
Rio Grande Valley Premium Outlets(3) Mercedes, TX	404,000 square foot upscale outlet center	100%	Fall 2006	$68	$59	$59	13%	$13.1	—	—
Significant Redevelopment Projects with Incremental GLA
Town Center at Aurora Aurora, CO	Consolidate Foley’s two locations into one state-of-the-art store, addition of Dillard’s; mall renovation and new food court	100%	7/05 (Foley’s & renov) 9/06 (Dillard’s)	$62	$45	$45	10%	$30.0	—	—
Other Redevelopment Projects with Incremental GLA
Allen Premium Outlets Allen, TX	Phase III expansion of upscale outlet center	100%	12/05
Broadway Square Tyler, TX	Lifestyle addition	100%	12/05
Cordova Mall Pensacola, FL	Lifestyle addition	100%	10/05

								Construction-in-Progress
		The Company’s		Projected	Projected	The Company’s	Stabilized		Unconsolidated Entities
Mall/Location	Project Description	Ownership Percentage	Opening	Gross Cost(1) (in millions)	Net Cost (in millions)	Share of Net Cost	Rate of Return	Consolidated Properties	Total	The Company’s Share
Edinburgh Premium Outlets Edinburgh, IN	Phase II expansion of upscale outlet center	100%	12/05
Edison Mall Fort Myers, FL	Lifestyle addition	100%	7/06
Rushmore Mall Rapid City, SD	New building with Coldwater Creek and Chico’s	50%	4/06
Seattle Premium Outlets Tulalip, WA	Phase II expansion of upscale outlet center	100%	5/06
Tyrone Square St.Petersburg, FL	Lifestyle addition	100%	10/05
Waterloo Premium Outlets Waterloo, NY	Addition of small shop GLA	100%	11/05
	Subtotal Other Redevelopment Projects with Incremental GLA			$54	$53	$52	10%	$21.8	—	—
Renovations
Cielo Vista Mall El Paso, TX	Mall renovation and new Cinemark Theatre	100%	10/05 (renovation) 2/06 (Cinemark)
Haywood Mall Greenville, SC	Mall renovation	100%	11/05
Northwoods Mall Peoria, IL	Mall renovation and creation of food cluster	100%	10/05
Orange Park Mall Orange Park (Jacksonville), FL	Mall renovation and addition of Dick’s Sporting Goods	100%	10/06
	Subtotal Renovations			$60	$56	$56	8%	$25.4	—	—
Anchor/Big Box/Theater Activity
Boynton Beach Mall Boynton Beach, FL	Addition of Muvico Theater	100%	4/06
Copley Place Boston, MA	Addition of Barneys New York	98%	3/06
Crossroads Mall Omaha, NE	Addition of Target	100%	7/06
Fashion Mall at Keystone Indianapolis, IN	Addition of Landmark Cinema and Crate & Barrel	100%	11/05
Galleria, The Houston, TX	Addition of Borders, Del Frisco, Kona Grill, Oceanaire and small shops in former Lord & Taylor space	32%	4/06
Melbourne Square Melbourne, FL	Addition of Dick’s Sporting Goods and Circuit City	100%	1st Qtr 2006
Roosevelt Field Garden City (New York), NY	Addition of Grand Lux Café	100%	11/05

								Construction-in-Progress
		The Company’s		Projected	Projected	The Company’s	Stabilized		Unconsolidated Entities
Mall/Location	Project Description	Ownership Percentage	Opening	Gross Cost(1) (in millions)	Net Cost (in millions)	Share of Net Cost	Rate of Return	Consolidated Properties	Total	The Company’s Share
SouthPark Charlotte, NC	Addition of Neiman Marcus	100%	10/06
Square One Mall Saugus (Boston), MA	Addition of Dick’s Sporting Goods	49%	11/06
Town Center at Boca Raton Boca Raton, FL	Neiman Marcus in former Lord & Taylor space	100%	11/05
Valley Mall Harrisonburg, VA	Addition of Target	50%	10/05
	Subtotal Anchor/Big Box/Theater Activity	$151	$144	$116	7%	$51.7	$25.1	$19.2
Other Miscellaneous						$32.3	$41.9	$15.6
Total Construction in Progress(2)						$384.1	$150.9	$76.8
Land Held for Development						$101.4	$20.4	$10.2

*                       Cost and return are based upon current budget assumptions. Actual results may vary.

(1)                 Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(2)                 Does not include the Company’s international properties.

(3)                 Project is being developed with proceeds from the Sale of Riverway and O’Hare International Center through a tax-free “like-kind” exchange pursuant to Section 1031 of the Internal Revenue Code.

SIMON PROPERTY GROUP
International Development Activity Report*
Project Overview, Construction-in-Progress
As of September 30, 2005

Shopping center/ Location (Metropolitan area)	Project Description	Anchors	The Company’s Ownership Percentage of Project	Opening	Projected Net Cost (in millions)
New Development Projects:
Porta di Roma—Roma, Italy	Approx. 1.5 million of total GLA including a hypermarket, department store and do-it-yourself centers.	Auchan, Leroy Merlin, UGC Theatres, Ikea (opened 6/05), Media World, Decathlon	19.6%	Spring 2007	€218
Nola—Nola, Italy (Napoli)	Approx. 1.0 million of total GLA including a hypermarket and department store.	Auchan, Coin, La Rinascente, Holiday Inn, Media World	22.1%	Fall 2006	€155
Guigliano—Guigliano, Italy (Napoli)	Approx. 0.8 million of total GLA anchored by a hypermarket and includes a retail park.	Auchan, Leroy Merlin, Decathlon	19.6%	Summer 2006	€86
Other projects (1 leasehold development)					€1
Redevelopment Projects with Incremental GLA: Sano Premium Outlets—Sano, Japan	90,6000 square foot phase II expansion of outdoor upscale outlet center	Cole-Haan, Giorgio Armani, St. John Knits, Theory, Tommy Hilfiger	40%	4/06	$23

*       Cost is based upon current budget assumptions. Actual results may vary.

SIMON PROPERTY GROUP
The Company’s Share of Total Debt Amortization and Maturities by Year
As of September 30, 2005
(In thousands)

	The Company’s	The Company’s	The Company’s
	Share of	Share of	Share of
	Secured	Unsecured	Unconsolidated	The Company’s
	Consolidated	Consolidated	Joint Venture	Share of Total
Year	Debt	Debt	Debt	Debt
2005	24,571	150,000	86,406	260,977
2006	261,261	1,984,935	439,078	2,685,274
2007	562,825	1,055,000	203,430	1,821,255
2008	581,957	350,000	334,210	1,266,167
2009	742,673	1,931,365	196,065	2,870,103
2010	731,735	1,159,275	469,933	2,360,943
2011	442,312	350,000	451,032	1,243,344
2012	361,696	450,000	214,137	1,025,833
2013	202,406	425,000	230,419	857,825
2014	453,081	700,000	158,220	1,311,301
Thereafter	72,249	1,050,000	122,726	1,244,975
Face Amount of Indebtedness	$4,436,766	$9,605,575	$2,905,656	$16,947,997
Premiums (Discounts) on Indebtedness, Net	55,165	49,079	(595)	103,649
Fair Value of Interest Rate Swap Agreements	—	(10,448)	—	(10,448)
The Company’s Share of Total Indebtedness	$4,491,931	$9,644,206	$2,905,061	$17,041,198

SIMON PROPERTY GROUP
Summary of Indebtedness
As of September 30, 2005
(In thousands)

		The Company’s	Weighted	Weighted
	Total	Share of	Average	Average Years
	Indebtedness	Indebtedness	Interest Rate	to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$4,116,383	$3,934,821	6.47%	5.4
Floating Rate Debt (Hedged)(1)	97,965	97,965	4.76%	3.6
Floating Rate Debt	414,168	403,980	4.83%	1.8
Total Mortgage Debt	4,628,516	4,436,766	6.29%	5.1
Unsecured Debt
Fixed Rate	6,839,275	6,839,275	6.19%	5.2
Floating Rate Debt	1,734,936	1,734,936	4.15%	1.1
Subtotal	8,574,211	8,574,211	5.57%	4.4
Revolving Corporate Credit Facility	1,031,364	1,031,364	3.89%	3.3
Subtotal	1,031,364	1,031,364	3.89%	3.3
Total Unsecured Debt	9,605,575	9,605,575	5.57%	4.4
Premium	129,881	127,536	N/A	N/A
Discount	(23,324)	(23,292)	N/A	N/A
Fair Value Interest Rate Swaps	(10,448)	(10,448)	N/A	N/A
Consolidated Mortgages and Other Indebtedness (2)	$14,330,200	$14,136,137	5.80%	4.6
Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$5,695,506	$2,471,125	5.98%	5.1
Floating Rate Debt (Hedged)(1)	472,784	218,032	4.38%	1.8
Floating Rate Debt	558,331	213,541	4.45%	4.2
Total Mortgage Debt	6,726,621	2,902,698	5.75%	4.8
Unsecured Floating Rate Debt	6,037	2,958	2.77%	3.2
Total Unsecured Debt	6,037	2,958	2.77%	3.2
Premium	2,182	1,091	N/A	N/A
Discount	(3,432)	(1,686)	N/A	N/A
Joint Venture Mortgages and Other Indebtedness	$6,731,408	$2,905,061	5.75%	4.8

The Company’s Share of Total Indebtedness		$17,041,198	5.78%	4.7

Summary of Fixed and Variable Rate Debt:

	The Company’s
	Share of
	Total Debt
Consolidated:
Fixed	63.9%	$10,878,340	6.29%	5.3
Variable	19.1%	3,257,797	4.17%	2.0
	83.0%	14,136,137	5.80%	4.6
Joint Venture:
Fixed	14.5%	2,470,530	5.98%	5.1
Variable	2.5%	434,531	4.42%	3.3
	17.0%	2,905,061	5.75%	4.8
Total Debt	100.0%	$17,041,198

Total Fixed Rate Debt	78.3%	$13,348,870	6.16%	5.3

Total Variable Rate Debt	21.7%	$3,692,328	4.21%	2.2

(1)    These debt obligations are hedged by interest rate cap agreements.

(2)    Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP

Summary of Indebtedness by Maturity
As of September 30, 2005
(In thousands)

				Interest				The Company’s
		Maturity	Interest	Rate	Secured or		Total	Share of
Property Name		Date	Rate (1)	Type	Unsecured		Indebtedness	Indebtedness
Consolidated Indebtedness:
Simon Property Group, LP (Sr. Notes)		10/27/05	6.88%	Fixed	Unsecured		150,000	150,000
Raleigh Springs Mall		12/09/05	5.86%	Variable	Secured		10,827	10,827
Simon Property Group, LP (Sr. Notes)		01/20/06	7.38%	Fixed	Unsecured		300,000	300,000
North East Mall		05/20/06	5.24%	Variable	Secured		140,000	140,000
Gulf View Square		10/01/06	8.25%	Fixed	Secured		32,711	32,711
Paddock Mall		10/01/06	8.25%	Fixed	Secured		26,016	26,016
Simon Property Group, LP (Acquisition Facility)		10/14/06	4.41%	Variable	Unsecured		1,200,000	1,200,000
Simon Property Group, LP (Sr. Notes)		11/15/06	6.88%	Fixed	Unsecured		250,000	250,000
Simon Property Group, LP (Euro Term Loan)	(2)	12/16/06	2.72%	Variable	Unsecured	(13)	234,936	234,936
Cielo Vista Mall—1	(4)	05/01/07	9.38%	Fixed	Secured		49,056	49,056
Cielo Vista Mall—3	(4)	05/01/07	6.76%	Fixed	Secured		35,571	35,571
Lakeline Mall		05/01/07	7.65%	Fixed	Secured		66,578	66,578
McCain Mall—1	(4)	05/01/07	9.38%	Fixed	Secured		22,906	22,906
McCain Mall—2	(4)	05/01/07	6.76%	Fixed	Secured		16,419	16,419
Valle Vista Mall—1	(4)	05/01/07	9.38%	Fixed	Secured		30,339	30,339
Valle Vista Mall—2	(4)	05/01/07	6.81%	Fixed	Secured		7,303	7,303
Wolfchase Galleria		06/30/07	7.80%	Fixed	Secured		72,373	68,390
Copley Place		08/01/07	7.44%	Fixed	Secured		175,331	172,082
Simon Property Group, LP (Medium Term Notes)		09/20/07	7.13%	Fixed	Unsecured		180,000	180,000
University Park Mall		10/01/07	7.43%	Fixed	Secured		57,701	34,621
CPG Partners, LP (Sr. Notes)		10/21/07	7.25%	Fixed	Unsecured		125,000	125,000
Simon Property Group, LP (Sr. Notes)		11/15/07	6.38%	Fixed	Unsecured		750,000	750,000
Bangor Mall		12/01/07	7.06%	Fixed	Secured		22,929	15,213
White Oaks Mall	(2)	02/25/08	4.96%	Variable	Secured		48,563	41,125
Gateway Shopping Center	(2)	03/31/08	4.81%	Variable	Secured		86,000	83,250
Simon Property Group, LP (MOPPRS)		06/15/08	7.00%	Fixed	Unsecured		200,000	200,000
Gilroy Premium Outlets	(10)	07/11/08	6.99%	Fixed	Secured		66,134	66,134
Kittery Premium Outlets	(10)	07/11/08	6.99%	Fixed	Secured		10,949	10,949

SIMON PROPERTY GROUP

Summary of Indebtedness by Maturity
As of September 30, 2005
(In thousands)

					Interest				The Company’s
		Maturity		Interest	Rate	Secured or		Total	Share of
Property Name		Date		Rate (1)	Type	Unsecured		Indebtedness	Indebtedness
Lighthouse Place Premium Outlets	(10)	07/11/08		6.99%	Fixed	Secured		45,635	45,635
Waterloo Premium Outlets	(10)	07/11/08		6.99%	Fixed	Secured		36,754	36,754
Simon Property Group, LP (Sr. Notes)		08/28/08		5.38%	Fixed	Unsecured		150,000	150,000
Stanford Shopping Center		09/11/08	(12)	3.60%	Fixed	Secured		220,000	220,000
Arsenal Mall—1		09/28/08		6.75%	Fixed	Secured		32,118	32,118
College Mall—1	(3)	01/01/09		7.00%	Fixed	Secured		34,569	34,569
College Mall—2	(3)	01/01/09		6.76%	Fixed	Secured		10,962	10,962
Greenwood Park Mall—1	(3)	01/01/09		7.00%	Fixed	Secured		28,953	28,953
Greenwood Park Mall—2	(3)	01/01/09		6.76%	Fixed	Secured		56,634	56,634
Towne East Square—1		01/01/09		7.00%	Fixed	Secured		46,256	46,256
Towne East Square—2		01/01/09		6.81%	Fixed	Secured		22,852	22,852
Woodland Hills Mall		01/01/09		7.00%	Fixed	Secured		83,254	78,648
Revolving Credit Facility	(2)	01/11/09		3.89%	Variable	Unsecured	(21)	1,031,364	1,031,364
Simon Property Group, LP (Sr. Notes)		01/30/09	(20)	3.75%	Fixed	Unsecured		300,000	300,000
Simon Property Group, LP (Sr. Notes)		02/09/09		7.13%	Fixed	Unsecured		300,000	300,000
Penn Square Mall		03/01/09		7.03%	Fixed	Secured		69,530	65,703
CPG Partners, LP (Sr. Notes)		03/15/09		3.50%	Fixed	Unsecured		100,000	100,000
Plaza Carolina—Fixed		05/09/09		5.10%	Fixed	Secured		97,441	97,441
Plaza Carolina—Variable Capped	(2)	05/09/09		4.76%	Variable	Secured		97,965	97,965
Plaza Carolina—Variable Floating	(2)	05/09/09		4.76%	Variable	Secured		58,778	58,778
Simon Property Group, LP (Sr. Notes)		07/15/09		7.00%	Fixed	Unsecured		150,000	150,000
CPG Partners, LP (Sr. Notes)		08/17/09		8.63%	Fixed	Unsecured		50,000	50,000
Bloomingdale Court	(9)	11/01/09		7.78%	Fixed	Secured		28,050	28,050
Forest Plaza	(9)	11/01/09		7.78%	Fixed	Secured		15,384	15,384
Lake View Plaza	(9)	11/01/09		7.78%	Fixed	Secured		20,450	20,450
Lakeline Plaza	(9)	11/01/09		7.78%	Fixed	Secured		22,421	22,421
Lincoln Crossing	(9)	11/01/09		7.78%	Fixed	Secured		3,095	3,095
Matteson Plaza	(9)	11/01/09		7.78%	Fixed	Secured		9,006	9,006
Muncie Plaza	(9)	11/01/09		7.78%	Fixed	Secured		7,786	7,786
Regency Plaza	(9)	11/01/09		7.78%	Fixed	Secured		4,221	4,221
St. Charles Towne Plaza	(9)	11/01/09		7.78%	Fixed	Secured		27,017	27,017
West Ridge Plaza	(9)	11/01/09		7.78%	Fixed	Secured		5,442	5,442
White Oaks Plaza	(9)	11/01/09		7.78%	Fixed	Secured		16,605	16,605
Simon Property Group, LP (Sr. Notes)		03/18/10		4.88%	Fixed	Unsecured		300,000	300,000
CPG Partners, LP (Term Loan)		04/27/10	(19)	7.26%	Fixed	Unsecured		59,275	59,275
Simon Property Group, LP (Sr. Notes)		06/15/10		4.60%	Fixed	Unsecured		400,000	400,000
Trolley Square		08/01/10		9.03%	Fixed	Secured		28,732	25,859
Simon Property Group, LP (Sr. Notes)		08/15/10		4.88%	Fixed	Unsecured		400,000	400,000
Coral Square		10/01/10		8.00%	Fixed	Secured		87,170	84,747
Crystal River		11/11/10		7.63%	Fixed	Secured		15,577	15,577
Forum Shops at Caesars, The		12/01/10		4.78%	Fixed	Secured		550,000	550,000

SIMON PROPERTY GROUP

Summary of Indebtedness by Maturity
As of September 30, 2005
(In thousands)

				Interest			The Company’s
		Maturity	Interest	Rate	Secured or	Total	Share of
Property Name		Date	Rate (1)	Type	Unsecured	Indebtedness	Indebtedness
Biltmore Square		12/11/10	7.95%	Fixed	Secured	26,000	26,000
Port Charlotte Town Center		12/11/10	7.98%	Fixed	Secured	52,570	42,056
Oxford Valley Mall		01/10/11	6.76%	Fixed	Secured	82,790	52,290
Simon Property Group, LP (Sr. Notes)		01/20/11	7.75%	Fixed	Unsecured	200,000	200,000
CPG Partners, LP (Sr. Notes)		02/01/11	8.25%	Fixed	Unsecured	150,000	150,000
Henderson Square		07/01/11	6.94%	Fixed	Secured	15,314	11,634
Ingram Park Mall	(8)	08/11/11	6.99%	Fixed	Secured	80,804	80,804
Knoxville Center	(8)	08/11/11	6.99%	Fixed	Secured	61,189	61,189
Northlake Mall	(8)	08/11/11	6.99%	Fixed	Secured	70,589	70,589
Towne West Square	(8)	08/11/11	6.99%	Fixed	Secured	52,893	52,893
Tacoma Mall		10/01/11	7.00%	Fixed	Secured	129,036	129,036
CPG Partners, LP (Sr. Notes)		06/15/12	6.88%	Fixed	Unsecured	100,000	100,000
Simon Property Group, LP (Sr. Notes)		08/28/12	6.35%	Fixed	Unsecured	350,000	350,000
Anderson Mall		10/10/12	6.20%	Fixed	Secured	29,135	29,135
Century III Mall	(6)	10/10/12	6.20%	Fixed	Secured	86,001	86,001
Crossroads Mall		10/10/12	6.20%	Fixed	Secured	43,193	43,193
Forest Mall	(7)	10/10/12	6.20%	Fixed	Secured	17,297	17,297
Highland Lakes Center	(6)	10/10/12	6.20%	Fixed	Secured	15,944	15,944
Longview Mall	(6)	10/10/12	6.20%	Fixed	Secured	32,370	32,370
Markland Mall	(7)	10/10/12	6.20%	Fixed	Secured	22,902	22,902
Midland Park Mall	(7)	10/10/12	6.20%	Fixed	Secured	33,435	33,435
Palm Beach Mall		10/10/12	6.20%	Fixed	Secured	53,485	53,485
Richmond Towne Square	(7)	10/10/12	6.20%	Fixed	Secured	46,962	46,962
Las Vegas Outlet Center		12/10/12	8.12%	Fixed	Secured	20,292	20,292
CPG Partners, LP (Sr. Notes)		01/15/13	6.00%	Fixed	Unsecured	150,000	150,000
Factory Stores of America—Boaz	(11)	03/10/13	9.10%	Fixed	Secured	2,792	2,792
The Factory Shoppes at Branson Meadows	(11)	03/10/13	9.10%	Fixed	Secured	9,545	9,545
MacGregor Village	(11)	03/10/13	9.10%	Fixed	Secured	6,873	6,873
Factory Stores of America—Georgetown	(11)	03/10/13	9.10%	Fixed	Secured	6,615	6,615
Factory Stores of America—Graceville	(11)	03/10/13	9.10%	Fixed	Secured	1,966	1,966
Dare Centre	(11)	03/10/13	9.10%	Fixed	Secured	1,709	1,709
Factory Stores of America—Lebanon	(11)	03/10/13	9.10%	Fixed	Secured	1,651	1,651
Factory Stores of America—Nebraska City	(11)	03/10/13	9.10%	Fixed	Secured	1,551	1,551
North Ridge Shopping Center	(11)	03/10/13	9.10%	Fixed	Secured	8,394	8,394
Factory Stores of America—Story City	(11)	03/10/13	9.10%	Fixed	Secured	1,918	1,918
Carolina Premium Outlets—Smithfield	(11)	03/10/13	9.10%	Fixed	Secured	20,523	20,523
The Crossings Premium Outlets		03/13/13	5.85%	Fixed	Secured	58,255	58,255
Simon Property Group, LP (Sr. Notes)		03/15/13	5.45%	Fixed	Unsecured	200,000	200,000
Battlefield Mall		07/01/13	4.60%	Fixed	Secured	99,767	99,767
Retail Property Trust (Sr. Notes)		09/01/13	7.18%	Fixed	Unsecured	75,000	75,000

SIMON PROPERTY GROUP

Summary of Indebtedness by Maturity
As of September 30, 2005
(In thousands)

				Interest				The Company’s
		Maturity	Interest	Rate	Secured or		Total	Share of
Property Name		Date	Rate (1)	Type	Unsecured		Indebtedness	Indebtedness
Simon Property Group, LP (Sr. Notes)		01/30/14	4.90%	Fixed	Unsecured		200,000	200,000
Northfield Square		02/11/14	6.05%	Fixed	Secured		31,132	9,838
Montgomery Mall		05/11/14	5.17%	Fixed	Secured		94,267	50,405
Chesapeake Square		08/01/14	5.84%	Fixed	Secured		73,000	54,750
Brunswick Square		08/11/14	5.65%	Fixed	Secured		86,000	86,000
Simon Property Group, LP (Sr. Notes)		08/15/14	5.63%	Fixed	Unsecured		500,000	500,000
Boardman Plaza		07/01/14	5.94%	Fixed	Secured		23,598	23,598
Cheltenham Square		07/01/14	5.89%	Fixed	Secured		54,941	54,941
Desoto Square		07/01/14	5.89%	Fixed	Secured		64,153	64,153
Upper Valley Mall		07/01/14	5.89%	Fixed	Secured		47,904	47,904
Washington Square		07/01/14	5.94%	Fixed	Secured		30,693	30,693
West Ridge Mall		07/01/14	5.89%	Fixed	Secured		68,711	68,711
DeKalb Plaza		01/01/15	5.28%	Fixed	Secured		3,433	1,728
Simon Property Group, LP (Sr. Notes)		06/15/15	5.10%	Fixed	Unsecured		600,000	600,000
Retail Property Trust (Sr. Notes)		03/15/16	7.88%	Fixed	Unsecured		250,000	250,000
Arsenal Mall—2		05/05/16	8.20%	Fixed	Secured		1,536	1,536
Simon Property Group, LP (Sr. Notes)		06/15/18	7.38%	Fixed	Unsecured		200,000	200,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured		36,174	36,174
Keystone at the Crossing		07/01/27	7.85%	Fixed	Secured		58,851	58,851
Total Consolidated Indebtedness at Face Value							14,234,091	14,042,341
Premium on Fixed-Rate Indebtedness							129,881	127,536
Discount on Fixed-Rate Indebtedness							(23,324)	(23,292)
Fair Value Interest Rate Swaps							(10,448)	(10,448)
Total Consolidated Indebtedness							14,330,200	14,136,137
Joint Venture Indebtedness
Houston Galleria—1		12/01/05	7.93%	Fixed	Secured		213,568	67,242
CMBS Loan—Fixed (encumbers 13 Properties)	(5)	05/15/06	7.52%	Fixed	Secured		357,100	178,550
CMBS Loan—1 Floating (encumbers 13 Properties)	(5)	05/15/06	4.27%	Variable	Secured		186,500	93,250
CMBS Loan—2 Floating (encumbers 13 Properties)	(5)	05/15/06	4.23%	Variable	Secured		81,400	40,700
Great Northeast Plaza		06/01/06	9.04%	Fixed	Secured		16,274	8,137
Smith Haven Mall		06/01/06	7.86%	Fixed	Secured		115,000	28,750
Montreal Forum—Canada	(2)	08/08/06	5.76%	Variable	Secured	(16)	47,012	16,748
Lehigh Valley Mall		10/10/06	7.90%	Fixed	Secured		45,077	16,953
Greendale Mall		12/10/06	8.23%	Fixed	Secured		40,008	19,659
Houston Galleria—2	(2)	12/31/06	5.36%	Variable	Secured		84,711	26,671
Gwinnett Place—1		04/01/07	7.54%	Fixed	Secured		36,441	18,221
Gwinnett Place—2		04/01/07	7.25%	Fixed	Secured		80,728	40,364
Town Center at Cobb—1		04/01/07	7.54%	Fixed	Secured		46,428	23,214
Town Center at Cobb—2		04/01/07	7.25%	Fixed	Secured		61,435	30,718
Gotemba Premium Outlets—Variable		09/30/07	1.77%	Variable	Secured	(18)	23,078	9,231
Mall at Rockingham		09/01/07	7.88%	Fixed	Secured		94,838	23,301

SIMON PROPERTY GROUP

Summary of Indebtedness by Maturity
As of September 30, 2005
(In thousands)

				Interest				The Company’s
		Maturity	Interest	Rate	Secured or		Total	Share of
Property Name		Date	Rate (1)	Type	Unsecured		Indebtedness	Indebtedness
Clay Terrace Partners	(2)	01/20/08	5.36%	Variable	Secured		89,762	44,881
Aventura Mall—A		04/06/08	6.55%	Fixed	Secured		141,000	47,000
Aventura Mall—B		04/06/08	6.60%	Fixed	Secured		25,400	8,467
Aventura Mall—C		04/06/08	6.89%	Fixed	Secured		33,600	11,200
West Town Mall		05/01/08	6.90%	Fixed	Secured		76,000	38,000
Mall of New Hampshire—1		10/01/08	6.96%	Fixed	Secured		98,051	48,180
Mall of New Hampshire—2		10/01/08	8.53%	Fixed	Secured		8,102	3,981
Fashion Valley Mall—1		10/11/08	6.49%	Fixed	Secured		162,068	81,034
Fashion Valley Mall—2		10/11/08	6.58%	Fixed	Secured		29,124	14,562
Whitehall Mall		11/01/08	6.77%	Fixed	Secured		13,550	5,148
Galleria Commerciali Italia—Facility C		12/22/08	2.77%	Variable	Unsecured	(15)	6,037	2,958
Source, The		03/11/09	6.65%	Fixed	Secured		124,000	31,000
Shops at Sunset Place, The	(2)	05/09/09	4.61%	Variable	Secured		94,884	35,582
Seminole Towne Center	(2)	06/30/09	4.51%	Variable	Secured		70,000	31,500
Fashion Centre Pentagon Office	(2)	07/09/09	4.61%	Variable	Secured		40,000	17,000
Sano Premium Outlets		08/31/09	2.45%	Fixed	Secured	(18)	43,128	17,251
Apple Blossom Mall		09/10/09	7.99%	Fixed	Secured		38,826	19,078
Auburn Mall		09/10/09	7.99%	Fixed	Secured		45,455	22,335
Toki Premium Outlets		10/30/09	0.79%	Variable	Secured	(18)	14,425	5,770
Mall at Chestnut Hill		02/02/10	8.45%	Fixed	Secured		14,407	6,803
Coconut Point	(2)	05/19/10	4.96%	Variable	Secured		41,611	20,806
Westchester, The		06/01/10	4.86%	Fixed	Secured		500,000	200,000
Mall of Georgia		07/01/10	7.09%	Fixed	Secured		195,415	97,708
Florida Mall, The		12/10/10	7.55%	Fixed	Secured		258,100	129,050
Atrium at Chestnut Hill		03/11/11	6.89%	Fixed	Secured		46,822	23,007
Cape Cod Mall		03/11/11	6.80%	Fixed	Secured		95,168	46,763
Highland Mall		07/11/11	6.83%	Fixed	Secured		67,946	33,973
Villabe A6—Bel’Est		08/01/11	3.12%	Variable	Secured	(17)	12,094	4,197
Fashion Centre Pentagon Retail		09/11/11	6.63%	Fixed	Secured		159,651	67,852
Bay 1 (Torcy)		12/01/11	3.92%	Variable	Secured	(17)	17,208	5,971
Zakopianka Shopping Center		12/01/11	6.82%	Fixed	Secured	(14)	14,876	5,162
Galleria Commerciali Italia—Facility A		12/22/11	3.22%	Fixed	Secured	(15)	291,935	143,048
Galleria Commerciali Italia—Facility B		12/22/11	3.32%	Fixed	Secured	(15)	304,152	149,034
Borek Shopping Center		02/01/12	6.19%	Fixed	Secured	(14)	16,198	5,621
Dadeland Mall		02/11/12	6.75%	Fixed	Secured		192,385	96,193
Square One		03/11/12	6.73%	Fixed	Secured		91,518	44,970
Crystal Mall		09/11/12	5.62%	Fixed	Secured		101,847	75,946
Emerald Square Mall		03/01/13	5.13%	Fixed	Secured		139,894	68,740
Avenues, The		04/01/13	5.29%	Fixed	Secured		77,189	19,297
Circle Centre Mall		04/11/13	5.02%	Fixed	Secured		77,217	11,328
Bay 2 (Torcy)		06/01/13	3.32%	Variable	Secured	(17)	64,261	22,299

SIMON PROPERTY GROUP

Summary of Indebtedness by Maturity
As of September 30, 2005
(In thousands)

			Interest				The Company’s
	Maturity	Interest	Rate	Secured or		Total	Share of
Property Name	Date	Rate (1)	Type	Unsecured		Indebtedness	Indebtedness
Solomon Pond	08/01/13	3.97%	Fixed	Secured		114,000	56,017
Tosu Premium Outlets	08/24/13	2.62%	Fixed	Secured	(18)	13,635	5,454
Miami International Mall	10/01/13	5.35%	Fixed	Secured		97,500	46,582
Liberty Tree Mall	10/11/13	5.22%	Fixed	Secured		35,000	17,198
Wilenska Station Shopping Center	11/01/13	4.07%	Variable	Secured	(17)	37,545	13,028
Northshore Mall	03/11/14	5.03%	Fixed	Secured		210,000	103,189
Turzyn Shopping Center	06/01/14	6.56%	Fixed	Secured	(14)	23,193	8,048
Dabrowka Shopping Center	07/01/14	6.22%	Fixed	Secured	(14)	4,818	1,672
Gotemba Premium Outlets—Fixed	10/25/14	2.00%	Fixed	Secured	(18)	10,638	4,255
Rinku Premium Outlets	10/25/14	2.33%	Fixed	Secured	(18)	39,056	15,622
Arkadia Shopping Center	11/01/14	4.27%	Variable	Secured	(17)	126,624	43,939
Indian River Commons	11/01/14	5.21%	Fixed	Secured		9,645	4,823
Indian River Mall	11/01/14	5.21%	Fixed	Secured		65,355	32,678
St. Johns Town Center	03/11/15	5.06%	Fixed	Secured		170,000	85,000
Gaitway Plaza	07/01/15	4.60%	Fixed	Secured		13,900	3,243
Plaza at Buckland Hills, The	07/01/15	4.60%	Fixed	Secured		24,800	8,680
Ridgewood Court	07/01/15	4.60%	Fixed	Secured		14,650	5,128
Village Park Plaza	07/01/15	4.60%	Fixed	Secured		29,850	10,448
West Town Corners	07/01/15	4.60%	Fixed	Secured		18,800	4,388
Quaker Bridge Mall	04/01/16	7.03%	Fixed	Secured		22,751	8,643
King of Prussia Mall—1	01/01/17	7.49%	Fixed	Secured		175,831	21,715
King of Prussia Mall—2	01/01/17	8.53%	Fixed	Secured		12,163	1,502
Total Joint Venture Indebtedness at Face Value						6,732,658	2,905,656
Premium on JV Fixed-Rate Indebtedness						2,182	1,091
Discount on JV Fixed-Rate Indebtedness						(3,432)	(1,686)
Total Joint Venture Indebtedness						6,731,408	2,905,061
The Company’s Share of Total Indebtedness							17,041,198

(Footnotes on following page)

SIMON PROPERTY GROUP

Summary of Indebtedness by Maturity
As of September 30, 2005
(In thousands)

(Footnotes for preceeding pages)

Footnotes:

(1)             Variable rate debt interest rates are based on the following base rates as of September 30, 2005: LIBOR at 3.86%; EURIBOR at 2.12%.

(2)             Includes applicable extensions available at Company’s option.

(3)             These two Properties are secured by cross-collateralized and cross-defaulted mortgages.

(4)             These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(5)             These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen of the Properties (Eastland Mall, Southern Hills Mall, Lindale Mall, Southridge Mall, Granite Run Mall, Lake Square Mall, Northpark Mall, Southpark Mall, Valley Mall, Mesa Mall, Empire Mall, Empire East Mall and Rushmore Mall). A weighted average rate is used.

(6)             These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(7)             These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)             These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)             These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

(10)       These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(11)       These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

(12)       Simultaneous with the issuance of this loan, the Company entered into a $70 million notional amount variable rate swap agreement which is designated as a hedge against this loan. As of September 30, 2005, after including the impacts of this swap, the terms of the loan are effectively $150 million fixed at 3.60% and $70 million variable rate at 3.72%.

(13)       Amounts shown in USD Equivalent. Euro equivalent is 195.0 million.

(14)       Amounts shown in USD Equivalent. Euro equivalent is 49.0 million.

(15)       Amounts shown in USD Equivalent. Euro equivalent is 499.8 million. Associated with these loans are interest rate swap agreements with a total combined $490.8 million euros notional amount that effectively fixes this pool of loans at 3.97%.

(16)       Amounts shown in USD Equivalent. Canadian Dollar equivalent is 56.0 million.

(17)       Amounts shown in USD Equivalent. Euro equivalent is 213.9 million. Associated with these loans are interest rate swap agreements with a total combined 197.4 million euros notional amount that effectively fix these loans at a combined 5.05%.

(18)       Amounts shown in USD Equivalent. Yen equivalent is 15,967.8 million.

(19)       Through an interest rate swap agreement, effectively fixed through January 1, 2006 at the all-in interest rate presented.

(20)       The Company has $300 million notional amount variable rate swap agreement which is a designated hedge against this unsecured note effectively converting to a six month LIBOR variable rate.

(21)       Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen $1,790.8 million and Euro $5.4 million

SIMON PROPERTY GROUP
Unencumbered Assets
As of September 30, 2005

Property Name	City	State
Regional Malls:
University Mall	Little Rock	AR
Southgate Mall	Yuma	AZ
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Aurora Mall	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
University Mall	Pensacola	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Alton Square	Alton	IL
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
Lafayette Square	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
Prien Lake Mall	Lake Charles	LA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD

Property Name	City	State
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Independence Center	Independence	MO
SouthPark Mall	Charlotte	NC
Pheasant Lane	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Nanuet Mall	Nanuet	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Summit Mall	Akron	OH
Eastland Mall	Tulsa	OK
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX

Property Name	City	State
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI
Premium Outlet Centers:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Premium Outlets	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY
Aurora Farms Premium Outlets	Aurora	OH

Property Name	City	State
Columbia Gorge Premium Outlets	Troutdale	OR
Allen Premium Outlets	Allen	TX
Leesburg Corner Premium Outlets	Leesburg	VA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
Community/Lifestyle Centers:
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Brightwood Plaza	Indianapolis	IN
Greenwood Plus	Greenwood	IN
Griffith Park Plaza	Griffith	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Wabash Village	West Lafayette	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY
Rockaway Convenience Center	Rockaway	NJ
Cobblestone Court	Victor	NY
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Northland Plaza	Columbus	OH
Eastland Plaza	Tulsa	OK

Property Name	City	State
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC
Knoxville Commons	Knoxville	TN
The Arboretum	Austin	TX
Celina Plaza	El Paso	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
Factory Stores of America- West Frankfort	West Frankfort	IL
Factory Stores of America- Hanson	Hanson	KY
Factory Stores of America- Arcadia	Arcadia	LA
Factory Merchants Branson	Branson	MO
Factory Stores of America- Tupelo	Tupelo	MS
Crossville Outlet Center	Crossville	TN
Factory Stores of America- Tri-Cities	Blountville	TN
Factory Stores of America- Union City	Union City	TN
Factory Stores of America- Draper	Draper	UT
Patriot Plaza	Williamsburg	VA
Factory Stores at North Bend	North Bend	WA

SIMON PROPERTY GROUP

Preferred Stock/Units Outstanding

As of September 30, 2005

($ in 000’s, except per share amounts)

Issuer	Description	Number of Shares.Units	Per Share Liquidition Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series F 8.75% Cumulative Redeemable(1)	8,000,000	$25	$200,000	SPGPrF
Simon Property Group, Inc.	Series G 7.89% Cumulative Step-Up Premium Rate(2)	3,000,000	$50	$150,000	SPGPrG
Simon Property Group, Inc.	Series I 6% Convertible Perpetual Preferred(3)	13,798,129	$50	$689,906	SPGPrI
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(4)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible(5)	1,410,760	$28	$39,501	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable(6)	1,425,573	$30	$42,767	N/A
Simon Property Group, L.P.	Series I 6% Convertible Perpetual(3)	4,217,373	$50	$210,869	N/A
Simon Property Group, L.P.	7.50% Cumulative Redeemable(7)	255,373	$100	$25,537	N/A
Simon Property Group, L.P.	7.75%/8.00% Cumulative Redeemable(8)	850,698	$100	$85,070	N/A

(1)          The shares are redeemable on or after September 29, 2006. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on September 30, 2005, was $25.81 per share.

(2)          The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on September 30, 2005 was $52.35 per share.

(3)          Each unit/share is convertible into 0.783 of a share of common stock if certain conditions are met. The closing price for the preferred stock on September 30, 2005 was $63.10 per share.

(4)          Each share is redeemable on or after October 15, 2027. The closing price on September 30, 2005 was $67.50 per share.

(5)          Each unit/share is convertible into 0.75676 of a share of common stock on or after August 27, 2004 if certain conditions are met. Each unit/share is not redeemable prior to August 27, 2009.

(6)          Each unit/share is not redeemable prior to August 27, 2009.

(7)          Each unit/share is not redeemable prior to November 10, 2013.

(8)          Each unit is redeemable on or after January 1, 2011 or earlier upon the occurrence of certain tax triggering events.